--------------------------------------------------------------------------------
Morgan Stanley                                                     July 21, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------






                             Computational Materials


                                  $322,176,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2003-HE2



                       Mortgage Pass-Through Certificates





--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
Morgan Stanley                                                     July 21, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


                           Approximately $322,176,000
               Morgan Stanley ABS Capital I Inc., Series 2003-HE2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                         Wells Fargo Home Mortgage, Inc.
                                    Servicers

                             Transaction Highlights


                                                                     Modified
                                     Expected Ratings  Avg Life      Duration
 Offered                                (S&P/Fitch/    to Call /     To Call /      Payment Window To Call /
 Classes   Description  Balance(4)       Moody's)      Mty(1)(2)    Mty(1)(2)(3)           Mty(1)(2)
-----------------------------------------------------------------------------------------------------------------
   A-1     Not Offered   305,204,000                                     *****Not Offered*****
   A-2       Floater     210,712,000    AAA/AAA/Aaa     2.83/3.13   2.76 / 3.02    09/03 - 08/11 / 09/03 - 01/21
   M-1       Floater      38,216,000     AA/AA/Aa2      5.33/5.87   5.08 / 5.54    11/06 - 08/11 / 11/06 - 02/18
   M-2       Floater      35,032,000      A/A/A2        5.30/5.79   4.88 / 5.26    10/06 - 08/11 / 10/06 - 12/16
   M-3       Floater       9,554,000     A-/A-/A3       5.29/5.70   4.82 / 5.13    09/06 - 08/11 / 09/06 - 03/15
   B-1       Floater       9,554,000   BBB+/BBB+/Baa1   5.28/5.62   4.63 / 4.86    09/06 - 08/11 / 09/06 - 06/14
   B-2       Floater       9,554,000    BBB/BBB/Baa2    5.28/5.49   4.55 / 4.70    09/06 - 08/11 / 09/06 - 07/13
   B-3       Floater       9,554,000   BBB-/BBB-/Baa3   5.15/5.17   4.47 / 4.48    09/06 - 08/11 / 09/06 - 03/12


             Initial
 Offered  Subordination
 Classes      Level        Benchmark
---------------------------------------
   A-1
   A-2         19.00%      1 Mo. LIBOR
   M-1         13.00%      1 Mo. LIBOR
   M-2          7.50%      1 Mo. LIBOR
   M-3          6.00%      1 Mo. LIBOR
   B-1          4.50%      1 Mo. LIBOR
   B-2          3.00%      1 Mo. LIBOR
   B-3          1.50%      1 Mo. LIBOR

Notes:    (1)  Certificates are priced to the 10% optional clean-up call.
          (2)  Based on the pricing prepayment speed. See details below.
          (3)  Assumes pricing at par.
          (4)  Bond sizes subject to a variance of plus or minus 5%.

         Issuer:                        Morgan Stanley ABS Capital I Inc. Trust
                                        2003-HE2.

         Depositor:                     Morgan Stanley ABS Capital I Inc.

         Originators:                   Aames Capital Corporation, Accredited
                                        Home Lenders, Inc. and Wells Fargo Home
                                        Mortgage, Inc.

         Servicer:                      Chase Manhattan Mortgage Corporation and
                                        Wells Fargo Home Mortgage, Inc.

         Trustee:                       Deutsche Bank National Trust Company.

         Managers:                      Morgan Stanley (lead manager), Utendahl
                                        Capital Partners, L.P. and The Williams
                                        Capital Group, L.P.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

         Rating Agencies:               Standard & Poor's, Fitch Ratings and
                                        Moody's Investors Service.

         Offered Certificates:          Classes A-2, M-1, M-2, M-3, B-1, B-2 and
                                        B-3 Certificates.

         Expected Closing Date:         August 26, 2003 through DTC and
                                        Euroclear or Clearstream. The
                                        Certificates will be sold without
                                        accrued interest.

         Distribution Dates:            The 25th of each month, or if such day
                                        is not a business day, on the next
                                        business day, beginning September 25,
                                        2003.

         Final Scheduled Distribution
         Date:                          The Distribution Date occurring in
                                        August 2033.

         Due Period: For any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

         Interest Accrual Period:       The interest accrual period for the
                                        Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution
                                        Date (or, in the case of the first
                                        Distribution Date, the Closing Date) and ending on the day prior to the current
                                        Distribution Date (on an actual/360 day
                                        count basis).


         Mortgage Loans:                The Trust will consist of two groups of
                                        adjustable and fixed rate sub-prime
                                        residential mortgage loans.

         Group I Mortgage Loans:        Approximately $376.8 million of Mortgage
                                        Loans with original principal balances
                                        that conform to the original principal
                                        balance limits for one- to four-family
                                        residential mortgage loan guidelines for purchase by Freddie Mac.

         Group II Mortgage Loans:       Approximately $260.1 million of Mortgage
                                        Loans that predominantly have original
                                        principal balances that do not conform
                                        to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

         Pricing Prepayment Speed:      o Fixed Rate Mortgage Loans: CPR
                                          starting at approximately 1.5333% CPR
                                          in month 1 and increasing to 23% CPR
                                          in month 15 (23%/15 CPR increase for
                                          each month), and remaining at 23% CPR
                                          thereafter

                                        o ARM Mortgage Loans: CPR of 25%

         Credit Enhancement:            The Offered Certificates are credit
                                        enhanced by:

                                        1)  Net monthly excess cashflow from the
                                            Mortgage Loans,

                                        2)  1.50% overcollateralization (funded
                                            upfront). On and after the Step-down
                                            Date, so long as a Trigger Event is
                                            not in effect, the required
                                            overcollateralization will equal
                                            3.00% of the aggregate principal
                                            balance of the Mortgage Loans as of
                                            the last day of the applicable Due
                                            Period, subject to a 0.50% floor,
                                            based on the aggregate principal
                                            balance of the Mortgage Loans as of
                                            the cut-off date, and

                                        3)  Subordination of distributions on
                                            the more subordinate classes of
                                            certificates (if applicable) to the
                                            required distributions on the more
                                            senior classes of certificates.

         Senior Enhancement
         Percentage:                    For any Distribution Date, the
                                        percentage obtained by dividing (x) the
                                        aggregate Certificate Principal Balance
                                        of the subordinate certificates
                                        (together with any overcollateralization and taking into account the distributions of the Principal
                                        Distribution Amount for such
                                        Distribution Date) by (y) the aggregate
                                        principal balance of the Mortgage Loans
                                        as of the last day of the related Due
                                        Period.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 3

         Step-down Date:                The later to occur of:
                                        (x)  The earlier of:
                                             (a)  The Distribution Date
                                                  occurring in September 2006;
                                                  and
                                             (b)  The Distribution Date on which
                                                  the aggregate balance of the
                                                  Class A Certificates is
                                                  reduced to zero; and
                                         (y) The first Distribution Date on
                                             which the Senior Enhancement
                                             Percentage (calculated for this
                                             purpose only after taking into
                                             account payments of principal on
                                             the Mortgage Loans on the last day
                                             of the related Due Period but prior
                                             to principal distributions to the
                                             certificates on the applicable
                                             Distribution Date) is greater than
                                             or equal to approximately 38.00%.

         Trigger Event:                 Either a Delinquency Trigger Event or a
                                        Cumulative Loss Trigger Event.

         Delinquency Trigger Event:     A Delinquency Trigger Event is in effect
                                        on any Distribution Date if on that
                                        Distribution Date the 60 Day+ Rolling
                                        Average equals or exceeds 40% of the
                                        prior period's Senior Enhancement
                                        Percentage. The 60 Day+ Rolling Average
                                        will equal the rolling 3 month average
                                        percentage of Mortgage Loans that are 60 or more days delinquent.

         Cumulative Loss Trigger:       A Cumulative Loss Trigger Event is in
         Event:                         effect on any Distribution Date if the
                                        aggregate amount of Event: Realized
                                        Losses incurred since the cut-off date
                                        through the last day of the related
                                        Prepayment Period divided by the
                                        aggregate Stated Principal Balance of
                                        the mortgage loans as of the cut-off
                                        date exceeds the applicable percentages
                                        described below with respect to such
                                        distribution date:

                                        Months 37-48        [3.50%] for the
                                                            first month, plus an
                                                            additional 1/12th of
                                                            [1.25%] for each
                                                            month thereafter
                                                            (e.g., [4.125%] in
                                                            Month 43)

                                        Months 49-60        [4.75%] for the
                                                            first month, plus an
                                                            additional 1/12th of
                                                            [1.00%] for each
                                                            month thereafter
                                                            (e.g., [5.250%] in
                                                            Month 55)

                                        Months 61-72        [5.75%] for the
                                                            first month, plus an
                                                            additional 1/12th of
                                                            [0.25%] for each
                                                            month thereafter
                                                            (e.g., [5.875%] in
                                                            Month 67)

                                        Months 73 and       [6.00%]
                                        thereafter


         Initial Subordination          Class A:              19.00%
         Percentage:                    Class M-1:            13.00%
                                        Class M-2:             7.50%
                                        Class M-3:             6.00%
                                        Class B-1:             4.50%
                                        Class B-2:             3.00%
                                        Class B-3:             1.50%

         Optional Clean-up Call:        When the current aggregate principal
                                        balance of the Mortgage Loans is less
                                        than or equal to 10% of the aggregate
                                        principal balance of the Mortgage Loans
                                        as of the cut-off date.

         Step-up Coupons:               For all Offered Certificates the coupon
                                        will increase after the optional
                                        clean-up call date, should the call not
                                        be exercised. The applicable fixed
                                        margin will increase by 2x on the Class
                                        A Certificates and by 1.5x on all other
                                        Certificates on and after the first
                                        distribution date on which the Optional
                                        Clean-up Call is exercisable.

         Class A-1 Pass-Through Rate:   The Class A-1 Certificates will accrue
                                        interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps
                                        ([] bps after the first distribution
                                        date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I
                                        Cap and (iii) the WAC Cap.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 4

         Class A-2 Pass-Through Rate:   The Class A-2 Certificates will accrue
                                        interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps
                                        ([] bps after the first distribution
                                        date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II
                                        Cap and (iii) the WAC Cap.

         Class M-1 Pass-Through Rate:   The Class M-1 Certificates will accrue
                                        interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

         Class M-2 Pass-Through Rate:   The Class M-2 Certificates will accrue
                                        interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

         Class M-3 Pass-Through Rate:   The Class M-3 Certificates will accrue
                                        interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

         Class B-1 Pass-Through Rate:   The Class B-1 Certificates will accrue
                                        interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

         Class B-2 Pass-Through Rate:   The Class B-2 Certificates will accrue
                                        interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

         Class B-3 Pass-Through Rate:   The Class B-3 Certificates will accrue
                                        interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

         WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

         Loan Group I Cap:              As to any Distribution Date, a per annum
                                        rate equal to the product of (i)
                                        weighted average gross rate of the Group
                                        I Mortgage Loans in effect on the
                                        beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

         Loan Group II Cap:             As to any Distribution Date, a per annum
                                        rate equal to the product of (i)
                                        weighted average gross rate of the Group
                                        II Mortgage Loans in effect on the
                                        beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

         Class A-1 Basis Risk           As to any Distribution Date, the
         Carry Forward Amount:          supplemental interest amount for the
                                        Class A-1 Certificates will equal the
                                        sum of:

                                        (i)  The excess, if any, of interest
                                             that would otherwise be due on such
                                             Certificates at the Class A-1
                                             Pass-Through Rate (without regard
                                             to the Loan Group I Cap or WAC Cap)
                                             over interest due such Certificates
                                             at a rate equal to the lesser of
                                             the Loan Group I Cap or WAC Cap;

                                        (ii) Any Class A-1 Basis Risk Carry
                                             Forward Amount remaining unpaid
                                             from prior Distribution Dates; and

                                       (iii) Interest on the amount in clause
                                             (ii) at the related Class A-1
                                             Pass-Through Rate (without regard
                                             to the Loan Group I Cap or WAC
                                             Cap).

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 5

         Class A-2 Basis Risk Carry     As to any Distribution Date, the
         Forward Amount:                supplemental interest amount for the
                                        Class A-2 Certificates will equal the
                                        sum of:

                                        (i)  The excess, if any, of interest
                                             that would otherwise be due on such
                                             Certificates at the Class A-2
                                             Pass-Through Rate (without regard
                                             to the Loan Group II Cap or WAC
                                             Cap) over interest due such
                                             Certificates at a rate equal to the
                                             lesser of the Loan Group II Cap or
                                             WAC Cap;

                                        (ii) Any Class A-2 Basis Risk Carry
                                             Forward Amount remaining unpaid
                                             from prior Distribution Dates; and

                                       (iii) Interest on the amount in clause
                                             (ii) at the related Class A-2
                                             Pass-Through Rate (without regard
                                             to the Loan Group II Cap or WAC
                                             Cap).

         Class M-1, M-2, M-3,           As to any Distribution Date, the
         B-1, B-2 and B-3 Basis Risk    supplemental interest amount for each of
         Carry Forward Amounts:         the Class M-1, M-2, M-3, B-1, B-2 and
                                        B-3 Certificates will equal the sum of:

                                        (i)  The excess, if any, of interest
                                             that would otherwise be due on
                                             such Certificates at such
                                             Certificates' applicable
                                             Pass-Through Rate (without regard
                                             to the WAC Cap) over interest due
                                             such Certificates at a rate equal
                                             to the WAC Cap;

                                        (ii) Any Basis Risk Carry Forward Amount
                                             for such class remaining unpaid for
                                             such Certificate from prior
                                             Distribution Dates; and

                                       (iii) Interest on the amount in clause
                                             (ii) at the Certificates'
                                             applicable Pass-Through Rate
                                             (without regard to the WAC Cap).

         Interest Distributions on      On each Distribution Date and after
         Offered Certificates:          payments of servicing and trustee fees
                                        and other expenses, interest
                                        distributions from the Interest
                                        Remittance Amount will be allocated as
                                        follows:

                                         (i) The portion of the Interest
                                             Remittance Amount attributable to
                                             the Group I Mortgage Loans will be
                                             allocated according to the related
                                             Accrued Certificate Interest and
                                             any unpaid interest shortfall
                                             amounts for such class, as
                                             applicable, first, to the Class
                                             A-1 Certificates and second, to
                                             the Class A-2 Certificates;

                                        (ii) The portion of the Interest
                                             Remittance Amount attributable to
                                             the Group II Mortgage Loans will
                                             be allocated according to the
                                             related Accrued Certificate
                                             Interest and any unpaid interest
                                             shortfall amounts for such class,
                                             as applicable, first, to the Class
                                             A-2 Certificates and second, to
                                             the Class A-1 Certificates;

                                       (iii) To the Class M-1 Certificates, its
                                             Accrued Certificate Interest;

                                        (iv) To the Class M-2 Certificates, its
                                             Accrued Certificate Interest;

                                         (v) To the Class M-3 Certificates, its
                                             Accrued Certificate Interest;

                                        (vi) To the Class B-1 Certificates, its
                                             Accrued Certificate Interest;

                                       (vii) To the Class B-2 Certificates, its
                                             Accrued Certificate Interest, and

                                      (viii) To the Class B-3 Certificates,
                                             its Accrued Certificate Interest.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 6

         Principal Distributions on     On each Distribution Date (a) prior to
         Offered Certificates:          the Stepdown Date or (b) on which a
                                        Trigger Event is in effect, principal
                                        distributions from the Principal
                                        Distribution Amount will be allocated as follows:

                                        (i)  to the Class A Certificates,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until the Certificate Principal
                                             Balances thereof have been reduced
                                             to zero;

                                       (ii)  to the Class M-1 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;

                                      (iii)  to the Class M-2 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;

                                       (iv)  to the Class M-3 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;

                                        (v)  to the Class B-1 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;

                                       (vi)  to the Class B-2 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero; and

                                      (vii)  to the Class B-3 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero.

                                        On each Distribution Date (a) on or
                                        after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                        (i)  to the Class A Certificates, the
                                             lesser of the Principal
                                             Distribution Amount and the Class A
                                             Principal Distribution Amount,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until the Certificate Principal
                                             Balances thereof have been reduced
                                             to zero;

                                       (ii)  to the Class M-1 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-1 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;

                                      (iii)  to the Class M-2 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-2 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;

                                       (iv)  to the Class M-3 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-3 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;

                                        (v)  to the Class B-1 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-1 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;

                                       (vi)  to the Class B-2 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-2 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero; and

                                      (vii)  to the Class B-3 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-3 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 7

                                        All principal distributions to the Class
                                        A Certificates on any Distribution Date
                                        will be allocated between the Class A-1
                                        Certificates and the Class A-2
                                        Certificates on a pro rata basis based
                                        on the Class A Principal Allocation
                                        Percentage for each such class on such
                                        Distribution Date; provided, however,
                                        that if the Certificate Principal
                                        Balance of either class of Class A
                                        Certificates is reduced to zero, then
                                        the remaining amount of principal
                                        distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

         Interest Rate Cap:             Beginning on the first Distribution
                                        Date, and for a period of 26 months
                                        thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Offered Certificates.

                                        For the first 20 months if the 1-month
                                        LIBOR rate exceeds 6.50%, the Interest
                                        Rate Cap pays the Trust the product of
                                        (i) the difference between the then
                                        current 1-month LIBOR rate and 6.50% (on an Actual/360 day count basis) up to a maximum of 200bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 7 months if the 1-month LIBOR rate exceeds 7.50%, the Interest Rate Cap pays the Trust the product of
                                        (i) the difference between the then
                                        current 1-month LIBOR rate and 7.50% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

         Interest Rate Cap Payment      The Interest Rate Cap Payment
         Allocation:                    shall be available to pay any
                                        Basis Risk Carry Forward Amount
                                        due to the Offered Certificates.

         Allocation of Net              For any Distribution Date, any Net
         Monthly Excess Cashflow:       Monthly Excess Cashflow shall be
                                        paid as follows:

                                        (i)    to the Class M-1 Certificates,
                                               the unpaid interest shortfall
                                               amount;

                                        (ii)   to the Class M-1 Certificates,
                                               the allocated unreimbursed
                                               realized loss amount;

                                        (iii)  to the Class M-2 Certificates,
                                               the unpaid interest shortfall
                                               amount;

                                        (iv)   to the Class M-2 Certificates,
                                               the allocated unreimbursed
                                               realized loss amount;

                                        (v)    to the Class M-3 Certificates,
                                               the unpaid interest shortfall
                                               amount;

                                        (vi)   to the Class M-3 Certificates,
                                               the allocated unreimbursed
                                               realized loss amount;

                                        (vii)  to the Class B-1 Certificates,
                                               the unpaid interest shortfall
                                               amount;

                                        (viii) to the Class B-1 Certificates,
                                               the allocated unreimbursed
                                               realized loss amount;

                                        (ix)   to the Class B-2 Certificates,
                                               the unpaid interest shortfall
                                               amount;

                                        (x)    to the Class B-2 Certificates,
                                               the allocated unreimbursed
                                               realized loss amount;

                                        (xi)   to the Class B-3 Certificates,
                                               the unpaid interest shortfall
                                               amount;

                                        (xii)  to the Class B-3 Certificates,
                                               the allocated unreimbursed
                                               realized loss amount;

                                        (xiii) concurrently, any Class A-1 Basis
                                               Risk Carry Forward Amount to the
                                               Class A-1 Certificates, and any
                                               Class A-2 Basis Risk Carry
                                               Forward Amount to the Class A-2
                                               Certificates; and

                                        (xiv)  sequentially, to Classes M-1,
                                               M-2, M-3, B-1, B-2 and B-3
                                               Certificates, in such order, any
                                               Basis Risk Carry Forward Amount
                                               for such classes.

         Interest Remittance Amount:    For any Distribution Date, the
                                        portion of available funds for
                                        such Distribution Date
                                        attributable to interest received
                                        or advanced on the Mortgage Loans.

         Accrued Certificate Interest:  For any Distribution Date and each class of Offered Certificates,
                                        equals the amount of interest
                                        accrued during the related
                                        interest accrual period at the
                                        related Pass-through Rate, reduced
                                        by any prepayment interest
                                        shortfalls and shortfalls
                                        resulting from the application of
                                        the Soldiers' and Sailors' Civil
                                        Relief Act of 1940 or similar
                                        state law allocated to such class.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 8

         Principal Distribution         On any Distribution Date, the sum of (i)
         Amount:                        the Basic Principal Distribution Amount
                                        and (ii) the Extra Principal
                                        Distribution Amount.

         Basic Principal Distribution   On any Distribution Date, the excess of
         Amount:                        (i) the aggregate principal remittance
                                        amount over (ii) the Excess Subordinated
                                        Amount, if any.

         Net Monthly Excess Cashflow:   For any Distribution Date is the amount
                                        of funds available for distribution on
                                        such Distribution Date remaining after
                                        making all distributions of interest and principal on the certificates.

         Extra Principal Distribution   For any Distribution Date, the lesser of
         Amount:                        (i) the excess of (x) interest collected
                                        or advanced with respect to the Mortgage
                                        Loans with due dates in the related Due
                                        Period (less servicing and trustee fees
                                        and expenses), over (y) the sum of
                                        interest payable on the Certificates on
                                        such Distribution Date and (ii) the
                                        overcollateralization deficiency amount
                                        for such Distribution Date.

         Excess Subordinated Amount:    For any Distribution Date, means the
                                        excess, if any of (i) the
                                        overcollateralization and (ii) the
                                        required overcollateralization for such
                                        Distribution Date.

         Class A Principal Allocation   For any Distribution Date, the
         Percentage:                    percentage equivalent of a fraction,
                                        determined as follows: (i) in the case
                                        of the Class A-1 Certificates the
                                        numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such
                                        Distribution Date and (ii) in the case
                                        of the Class A-2 Certificates, the
                                        numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such
                                        Distribution Date.

         Class A Principal              For any Distribution Date, an amount
         Distribution Amount:           equal to the excess of (x) the aggregate
                                        Certificate Principal Balance of the
                                        Class A Certificates immediately prior
                                        to such Distribution Date over (y) the
                                        lesser of (A) the product of (i)
                                        approximately 62.00% and (ii) the
                                        aggregate principal balance of the
                                        Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,184,671.

         Class M-1 Principal            For any Distribution Date, an amount
         Distribution Amount:           equal to the excess of (x) the sum of
                                        (i) the aggregate Certificate Principal
                                        Balance of the Class A Certificates
                                        (after taking into account the payment
                                        of the Class A Principal Distribution
                                        Amount on such Distribution Date) and
                                        (ii) the Certificate Principal Balance
                                        of the Class M-1 Certificates
                                        immediately prior to such Distribution
                                        Date over (y) the lesser of (A) the
                                        product of (i) approximately 74.00% and
                                        (ii) the aggregate principal balance of
                                        the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                        Period over $3,184,671.

         Class M-2 Principal            For any Distribution Date, an amount
         Distribution Amount:           equal to the excess of (x) the sum of
                                        (i) the aggregate Certificate Principal
                                        Balance of the Class A Certificates
                                        (after taking into account the payment
                                        of the Class A Principal Distribution
                                        Amount on such Distribution Date), (ii)
                                        the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                        M-1 Principal Distribution Amount on
                                        such Distribution Date) and (iii) the
                                        Certificate Principal Balance of the
                                        Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.00% and (ii) the aggregate principal balance of the
                                        Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,184,671.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 9

         Class M-3 Principal            For any Distribution Date, an amount
         Distribution Amount:           equal to the excess of (x) the sum of
                                        (i) the aggregate Certificate Principal
                                        Balance of the Class A Certificates
                                        (after taking into account the payment
                                        of the Class A Principal Distribution
                                        Amount on such Distribution Date), (ii)
                                        the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                        M-1 Principal Distribution Amount on
                                        such Distribution Date), (iii) the
                                        Certificate Principal Balance of the
                                        Class M-2 Certificates (after taking
                                        into account the payment of the Class
                                        M-2 Principal Distribution Amount on
                                        such Distribution Date) and (iv) the
                                        Certificate Principal Balance of the
                                        Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.00% and (ii) the aggregate principal balance of the
                                        Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,184,671.

         Class B-1 Principal            For any Distribution Date, an amount
         Distribution Amount:           equal to the excess of (x) the sum of
                                        (i) the aggregate Certificate Principal
                                        Balance of the Class A Certificates
                                        (after taking into account the payment
                                        of the Class A Principal Distribution
                                        Amount on such Distribution Date), (ii)
                                        the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                        M-1 Principal Distribution Amount on
                                        such Distribution Date), (iii) the
                                        Certificate Principal Balance of the
                                        Class M-2 Certificates (after taking
                                        into account the payment of the Class
                                        M-2 Principal Distribution Amount on
                                        such Distribution Date), (iv) the
                                        Certificate Principal Balance of the
                                        Class M-3 Certificates (after taking
                                        into account the payment of the Class
                                        M-3 Principal Distribution Amount on
                                        such Distribution Date) and (v) the
                                        Certificate Principal Balance of the
                                        Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.00% and (ii) the aggregate principal balance of the
                                        Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,184,671.

         Class B-2 Principal            For any Distribution Date, an amount
         Distribution Amount:           equal to the excess of (x) the sum of
                                        (i) the aggregate Certificate Principal
                                        Balance of the Class A Certificates
                                        (after taking into account the payment
                                        of the Class A Principal Distribution
                                        Amount on such Distribution Date), (ii)
                                        the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                        M-1 Principal Distribution Amount on
                                        such Distribution Date), (iii) the
                                        Certificate Principal Balance of the
                                        Class M-2 Certificates (after taking
                                        into account the payment of the Class
                                        M-2 Principal Distribution Amount on
                                        such Distribution Date), (iv) the
                                        Certificate Principal Balance of the
                                        Class M-3 Certificates (after taking
                                        into account the payment of the Class
                                        M-3 Principal Distribution Amount on
                                        such Distribution Date), (v) the
                                        Certificate Principal Balance of the
                                        Class B-1 Certificates (after taking
                                        into account the payment of the Class
                                        B-1 Principal Distribution Amount on
                                        such Distribution Date) and (vi) the
                                        Certificate Principal Balance of the
                                        Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the
                                        Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,184,671.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 10

         Class B-3 Principal            For any Distribution Date, an amount
         Distribution Amount:           equal to the excess of (x) the sum of
                                        (i) the aggregate Certificate Principal
                                        Balance of the Class A Certificates
                                        (after taking into account the payment
                                        of the Class A Principal Distribution
                                        Amount on such Distribution Date), (ii)
                                        the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                        M-1 Principal Distribution Amount on
                                        such Distribution Date), (iii) the
                                        Certificate Principal Balance of the
                                        Class M-2 Certificates (after taking
                                        into account the payment of the Class
                                        M-2 Principal Distribution Amount on
                                        such Distribution Date), (iv) the
                                        Certificate Principal Balance of the
                                        Class M-3 Certificates (after taking
                                        into account the payment of the Class
                                        M-3 Principal Distribution Amount on
                                        such Distribution Date), (v) the
                                        Certificate Principal Balance of the
                                        Class B-1 Certificates (after taking
                                        into account the payment of the Class
                                        B-1 Principal Distribution Amount on
                                        such Distribution Date), (vi) the
                                        Certificate Principal Balance of the
                                        Class B-2 Certificates (after taking
                                        into account the payment of the Class
                                        B-2 Principal Distribution Amount on
                                        such Distribution Date) and (vii) the
                                        Certificate Principal Balance of the
                                        Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the
                                        Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,184,671.

         Trust Tax Status:              REMIC.

         ERISA Eligibility:             Subject to the considerations in the
                                        Prospectus, all Offered Certificates are
                                        ERISA eligible.

         SMMEA Eligibility:             It is anticipated that the Class A-2 and
                                        Class M-1 Certificates will be SMMEA
                                        eligible.

         Prospectus:                    The Class A-2, Class M-1, Class M-2,
                                        Class M-3, Class B-1, Class B-2 and
                                        Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                        "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                        PLEASE SEE "RISK FACTORS" IN THE
                                        PROSPECTUS FOR A DESCRIPTION OF
                                        INFORMATION THAT SHOULD BE CONSIDERED IN
                                        CONNECTION WITH AN INVESTMENT IN THE
                                        OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 11

Weighted Average Life Sensitivity


To CALL

----------------------------------------------------------------------------------------------------------------------------------
                  PPC                       50           60            75           100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL                                5.41         4.63         3.77          2.83          2.19          1.69          1.30
       First Payment Date            9/25/2003    9/25/2003     9/25/2003     9/25/2003     9/25/2003     9/25/2003     9/25/2003
       Expected Final Maturity       8/25/2018    9/25/2016     4/25/2014     8/25/2011    11/25/2009     9/25/2008    11/25/2007
       Window                         1 -  180     1 -  157      1 -  128       1 -  96       1 -  75       1 -  61       1 -  51
----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                               10.14         8.67         7.02          5.33          4.58          4.49          4.25
       First Payment Date            8/25/2008   10/25/2007     1/25/2007    11/25/2006     2/25/2007     7/25/2007    11/25/2007
       Expected Final Maturity       8/25/2018    9/25/2016     4/25/2014     8/25/2011    11/25/2009     9/25/2008    11/25/2007
       Window                        60 -  180    50 -  157     41 -  128      39 -  96      42 -  75      47 -  61      51 -  51
----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                               10.14         8.67         7.02          5.30          4.42          4.05          4.03
       First Payment Date            8/25/2008   10/25/2007     1/25/2007    10/25/2006    11/25/2006     1/25/2007     3/25/2007
       Expected Final Maturity       8/25/2018    9/25/2016     4/25/2014     8/25/2011    11/25/2009     9/25/2008    11/25/2007
       Window                        60 -  180    50 -  157     41 -  128      38 -  96      39 -  75      41 -  61      43 -  51
----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                               10.14         8.67         7.02          5.29          4.37          3.89          3.71
       First Payment Date            8/25/2008   10/25/2007     1/25/2007     9/25/2006    11/25/2006    12/25/2006     2/25/2007
       Expected Final Maturity       8/25/2018    9/25/2016     4/25/2014     8/25/2011    11/25/2009     9/25/2008    11/25/2007
       Window                        60 -  180    50 -  157     41 -  128      37 -  96      39 -  75      40 -  61      42 -  51
----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                               10.14         8.67         7.02          5.28          4.34          3.85          3.61
       First Payment Date            8/25/2008   10/25/2007     1/25/2007     9/25/2006    10/25/2006    11/25/2006    12/25/2006
       Expected Final Maturity       8/25/2018    9/25/2016     4/25/2014     8/25/2011    11/25/2009     9/25/2008    11/25/2007
       Window                        60 -  180    50 -  157     41 -  128      37 -  96      38 -  75      39 -  61      40 -  51
----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                               10.14         8.67         7.02          5.28          4.33          3.80          3.53
       First Payment Date            8/25/2008   10/25/2007     1/25/2007     9/25/2006     9/25/2006    10/25/2006    11/25/2006
       Expected Final Maturity       8/25/2018    9/25/2016     4/25/2014     8/25/2011    11/25/2009     9/25/2008    11/25/2007
       Window                        60 -  180    50 -  157     41 -  128      37 -  96      37 -  75      38 -  61      39 -  51
----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                                9.94          8.47         6.85          5.15          4.21          3.69          3.40
       First Payment Date            8/25/2008   10/25/2007     1/25/2007     9/25/2006     9/25/2006     9/25/2006    10/25/2006
       Expected Final Maturity       8/25/2018    9/25/2016     4/25/2014     8/25/2011    11/25/2009     9/25/2008    11/25/2007
       Window                        60 -  180    50 -  157     41 -  128      37 -  96      37 -  75      37 -  61      38 -  51
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 12

Weighted Average Life Sensitivity

To MATURITY

----------------------------------------------------------------------------------------------------------------------------------
                  PPC                    50            60             75           100           125           150            175
----------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL                             5.80          5.01          4.12           3.13          2.44          1.91          1.35
       First Payment Date         9/25/2003     9/25/2003      9/25/2003     9/25/2003     9/25/2003     9/25/2003      9/25/2003
       Expected Final Maturity   11/25/2030     2/25/2029     11/25/2025     1/25/2021     7/25/2017     1/25/2015      1/25/2013
       Window                      1 -  327      1 -  306       1 -  267      1 -  209      1 -  167      1 -  137       1 -  113
----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                            11.02         9.46          7.71           5.87          5.02          4.85          5.84
       First Payment Date         8/25/2008    10/25/2007      1/25/2007    11/25/2006     2/25/2007     7/25/2007      2/25/2008
       Expected Final Maturity    4/25/2028    11/25/2025      6/25/2022     2/25/2018     2/25/2015    12/25/2012      1/25/2012
       Window                     60 -  296     50 -  267      41 -  226     39 -  174     42 -  138     47 -  112      54 -  101
----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                            10.94          9.38          7.63           5.79          4.82          4.36          4.30
       First Payment Date         8/25/2008    10/25/2007      1/25/2007    10/25/2006    11/25/2006     1/25/2007      3/25/2007
       Expected Final Maturity   12/25/2026     5/25/2024     12/25/2020    12/25/2016     2/25/2014     3/25/2012      9/25/2010
       Window                     60 -  280     50 -  249      41 -  208     38 -  160     39 -  126     41 -  103       43 -  85
----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                            10.83         9.27          7.54           5.70          4.69          4.16          3.92
       First Payment Date         8/25/2008    10/25/2007      1/25/2007     9/25/2006    11/25/2006    12/25/2006      2/25/2007
       Expected Final Maturity    7/25/2024    12/25/2021      9/25/2018     3/25/2015     9/25/2012     1/25/2011     10/25/2009
       Window                     60 -  251     50 -  220      41 -  181     37 -  139     39 -  109      40 -  89       42 -  74
----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                            10.72         9.16          7.46           5.62          4.62          4.06          3.78
       First Payment Date         8/25/2008    10/25/2007      1/25/2007     9/25/2006    10/25/2006    11/25/2006     12/25/2006
       Expected Final Maturity    6/25/2023    11/25/2020     12/25/2017     6/25/2014     2/25/2012     7/25/2010      5/25/2009
       Window                     60 -  238     50 -  207      41 -  172     37 -  130     38 -  102      39 -  83       40 -  69
----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                            10.51         8.98          7.29           5.49          4.50          3.94          3.64
       First Payment Date         8/25/2008    10/25/2007      1/25/2007     9/25/2006     9/25/2006    10/25/2006     11/25/2006
       Expected Final Maturity   12/25/2021     6/25/2019     10/25/2016     7/25/2013     5/25/2011    12/25/2009     11/25/2008
       Window                     60 -  220     50 -  190      41 -  158     37 -  119      37 -  93      38 -  76       39 -  63
----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                             9.98          8.50          6.87           5.17          4.22          3.70          3.40
       First Payment Date         8/25/2008    10/25/2007      1/25/2007     9/25/2006     9/25/2006     9/25/2006     10/25/2006
       Expected Final Maturity    9/25/2019     8/25/2017      1/25/2015     3/25/2012     5/25/2010     2/25/2009      2/25/2008
       Window                     60 -  193     50 -  168      41 -  137     37 -  103      37 -  81      37 -  66       38 -  54
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 13

CPR Sensitivity

To CALL

----------------------------------------------------------------------------------------
                         CPR                         20              25              30
----------------------------------------------------------------------------------------
     A-2      WAL                                  3.25            2.55            2.02
              First Payment Date              9/25/2003       9/25/2003       9/25/2003
              Expected Final Maturity         4/25/2013       4/25/2011      11/25/2009
              Window                           1 -  116         1 -  92         1 -  75
----------------------------------------------------------------------------------------
     M-1      WAL                                  6.34            5.16            4.60
              First Payment Date              9/25/2006      12/25/2006       3/25/2007
              Expected Final Maturity         4/25/2013       4/25/2011      11/25/2009
              Window                          37 -  116        40 -  92        43 -  75
----------------------------------------------------------------------------------------
     M-2      WAL                                  6.34            5.11            4.43
              First Payment Date              9/25/2006      10/25/2006      12/25/2006
              Expected Final Maturity         4/25/2013       4/25/2011      11/25/2009
              Window                          37 -  116        38 -  92        40 -  75
----------------------------------------------------------------------------------------
     M-3      WAL                                  6.34            5.10            4.36
              First Payment Date              9/25/2006      10/25/2006      11/25/2006
              Expected Final Maturity         4/25/2013       4/25/2011      11/25/2009
              Window                          37 -  116        38 -  92        39 -  75
----------------------------------------------------------------------------------------
     B-1      WAL                                  6.34            5.09            4.34
              First Payment Date              9/25/2006       9/25/2006      10/25/2006
              Expected Final Maturity         4/25/2013       4/25/2011      11/25/2009
              Window                          37 -  116        37 -  92        38 -  75
----------------------------------------------------------------------------------------
     B-2      WAL                                  6.34            5.08            4.33
              First Payment Date              9/25/2006       9/25/2006      10/25/2006
              Expected Final Maturity         4/25/2013       4/25/2011      11/25/2009
              Window                          37 -  116        37 -  92        38 -  75
----------------------------------------------------------------------------------------
     B-3      WAL                                  6.19            4.96            4.21
              First Payment Date              9/25/2006       9/25/2006       9/25/2006
              Expected Final Maturity         4/25/2013       4/25/2011      11/25/2009
              Window                          37 -  116        37 -  92        37 -  75
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 14

CPR Sensitivity

To MATURITY

----------------------------------------------------------------------------------------
                         CPR                         20              25              30
----------------------------------------------------------------------------------------
     A-2      WAL                                  3.51            2.76            2.20
              First Payment Date              9/25/2003       9/25/2003       9/25/2003
              Expected Final Maturity         3/25/2024       4/25/2020       7/25/2017
              Window                           1 -  247        1 -  200        1 -  167
----------------------------------------------------------------------------------------
     M-1      WAL                                  6.99            5.70            5.05
              First Payment Date              9/25/2006      12/25/2006       3/25/2007
              Expected Final Maturity         1/25/2021       9/25/2017       3/25/2015
              Window                          37 -  209       40 -  169       43 -  139
----------------------------------------------------------------------------------------
     M-2      WAL                                  6.93            5.60            4.83
              First Payment Date              9/25/2006      10/25/2006      12/25/2006
              Expected Final Maturity         8/25/2019       7/25/2016       4/25/2014
              Window                          37 -  192       38 -  155       40 -  128
----------------------------------------------------------------------------------------
     M-3      WAL                                  6.84            5.50            4.70
              First Payment Date              9/25/2006      10/25/2006      11/25/2006
              Expected Final Maturity         8/25/2017      10/25/2014      10/25/2012
              Window                          37 -  168       38 -  134       39 -  110
----------------------------------------------------------------------------------------
     B-1      WAL                                  6.75            5.43            4.62
              First Payment Date              9/25/2006       9/25/2006      10/25/2006
              Expected Final Maturity        10/25/2016       2/25/2014       3/25/2012
              Window                          37 -  158       37 -  126       38 -  103
----------------------------------------------------------------------------------------
     B-2      WAL                                  6.60            5.29            4.50
              First Payment Date              9/25/2006       9/25/2006      10/25/2006
              Expected Final Maturity         8/25/2015       3/25/2013       6/25/2011
              Window                          37 -  144       37 -  115        38 -  94
----------------------------------------------------------------------------------------
     B-3      WAL                                  6.21            4.98            4.22
              First Payment Date              9/25/2006       9/25/2006       9/25/2006
              Expected Final Maturity         1/25/2014      11/25/2011       5/25/2010
              Window                          37 -  125        37 -  99        37 -  81
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 15

                                     Schedule of Available Funds and
                         Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
  ------     -----------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
      0        --                --                --                --                --             --                --
      1       9.63              9.49              9.49              9.49              9.49           9.49              9.49
      2       9.63              9.49              9.49              9.49              9.49           9.49              9.49
      3       9.39              9.25              9.25              9.25              9.25           9.25              9.25
      4       9.64              9.49              9.49              9.49              9.49           9.49              9.49
      5       9.39              9.25              9.25              9.25              9.25           9.25              9.25
      6       9.40              9.24              9.24              9.24              9.24           9.24              9.24
      7       9.91              9.74              9.74              9.74              9.74           9.74              9.74
      8       9.40              9.24              9.24              9.24              9.24           9.24              9.24
      9       9.66              9.48              9.48              9.48              9.48           9.48              9.48
     10       9.41              9.24              9.24              9.24              9.24           9.24              9.24
     11       9.67              9.48              9.48              9.48              9.48           9.48              9.48
     12       9.42              9.24              9.24              9.24              9.24           9.24              9.24
     13       9.43              9.24              9.24              9.24              9.24           9.24              9.24
     14       9.68              9.48              9.48              9.48              9.48           9.48              9.48
     15       9.44              9.24              9.24              9.24              9.24           9.24              9.24
     16       9.70              9.48              9.48              9.48              9.48           9.48              9.48
     17       9.46              9.24              9.24              9.24              9.24           9.24              9.24
     18       9.46              9.24              9.24              9.24              9.24           9.24              9.24
     19      10.27             10.02             10.02             10.02             10.02          10.02             10.02
     20       9.48              9.24              9.24              9.24              9.24           9.24              9.24
     21       8.74              8.49              8.49              8.49              8.49           8.49              8.49
     22       9.90              9.88              9.88              9.88              9.88           9.88              9.88
     23      10.21             10.17             10.17             10.17             10.17          10.17             10.17
     24       9.92              9.88              9.88              9.88              9.88           9.88              9.88
     25       9.93              9.88              9.88              9.88              9.88           9.88              9.88
     26      10.24             10.17             10.17             10.17             10.17          10.17             10.17
     27       9.95              9.87              9.87              9.87              9.87           9.87              9.87
     28       9.78              9.76              9.76              9.76              9.76           9.76              9.76
     29       9.48              9.44              9.44              9.44              9.44           9.44              9.44
     30       9.50              9.44              9.44              9.44              9.44           9.44              9.44
     31      10.53             10.45             10.45             10.45             10.45          10.45             10.45
     32       9.53              9.44              9.44              9.44              9.44           9.44              9.44
     33       9.87              9.76              9.76              9.76              9.76           9.76              9.76
     34      10.31             10.25             10.25             10.25             10.25          10.25             10.25
     35      10.69             10.60             10.60             10.60             10.60          10.60             10.60
     36      10.37             10.26             10.26             10.26             10.26          10.26             10.26

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month, 6 month LIBOR, and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                    Page 16

                          Schedule of Available Funds and
               Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
  ------     -----------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
   37          21.76            10.26            10.26             10.26            10.26            10.26             10.26
   38          12.13            10.60            10.60             10.60            10.60            10.60             10.60
   39          11.69            10.26            10.26             10.26            10.26            10.26             10.26
   40          12.69            11.34            11.34             11.34            11.34            11.34             11.34
   41          12.25            10.98            10.98             10.98            10.98            10.98             10.98
   42          12.23            10.97            10.97             10.97            10.97            10.97             10.97
   43          13.54            12.15            12.15             12.15            12.15            12.15             12.15
   44          12.23            10.97            10.97             10.97            10.97            10.97             10.97
   45          12.64            11.34            11.34             11.34            11.34            11.34             11.34
   46          12.40            11.14            11.14             11.14            11.14            11.14             11.14
   47          12.82            11.52            11.52             11.52            11.52            11.52             11.52
   48          12.41            11.14            11.14             11.14            11.14            11.14             11.14
   49          12.40            11.14            11.14             11.14            11.14            11.14             11.14
   50          12.82            11.51            11.51             11.51            11.51            11.51             11.51
   51          12.40            11.14            11.14             11.14            11.14            11.14             11.14
   52          12.97            11.66            11.66             11.66            11.66            11.66             11.66
   53          12.56            11.29            11.29             11.29            11.29            11.29             11.29
   54          12.55            11.29            11.29             11.29            11.29            11.29             11.29
   55          13.42            12.06            12.06             12.06            12.06            12.06             12.06
   56          12.55            11.28            11.28             11.28            11.28            11.28             11.28
   57          12.97            11.66            11.66             11.66            11.66            11.66             11.66
   58          12.62            11.35            11.35             11.35            11.35            11.35             11.35
   59          13.05            11.73            11.73             11.73            11.73            11.73             11.73
   60          12.63            11.35            11.35             11.35            11.35            11.35             11.35
   61          12.63            11.35            11.35             11.35            11.35            11.35             11.35
   62          13.05            11.73            11.73             11.73            11.73            11.73             11.73
   63          12.63            11.35            11.35             11.35            11.35            11.35             11.35
   64          13.05            11.73            11.73             11.73            11.73            11.73             11.73
   65          12.63            11.35            11.35             11.35            11.35            11.35             11.35
   66          12.63            11.35            11.35             11.35            11.35            11.35             11.35
   67          13.98            12.56            12.56             12.56            12.56            12.56             12.56
   68          12.63            11.34            11.34             11.34            11.34            11.34             11.34
   69          13.05            11.72            11.72             11.72            11.72            11.72             11.72
   70          12.63            11.34            11.34             11.34            11.34            11.34             11.34
   71          13.05            11.72            11.72             11.72            11.72            11.72             11.72
   72          12.63            11.34            11.34             11.34            11.34            11.34             11.34
   73          12.63            11.34            11.34             11.34            11.34            11.34             11.34

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month, 6 month LIBOR, and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                    Page 17

                           Schedule of Available Funds and
               Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
  ------     -----------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
   74          13.05            11.72            11.72             11.72            11.72            11.72             11.72
   75          12.63            11.34            11.34             11.34            11.34            11.34             11.34
   76          12.41            11.71            11.71             11.71            11.71            11.71             11.71
   77          11.29            11.34            11.34             11.34            11.34            11.34             11.34
   78          11.31            11.34            11.34             11.34            11.34            11.34             11.34
   79          12.53            12.55            12.55             12.55            12.55            12.55             12.55
   80          11.33            11.33            11.33             11.33            11.33            11.33             11.33
   81          11.72            11.71            11.71             11.71            11.71            11.71             11.71
   82          11.36            11.33            11.33             11.33            11.33            11.33             11.33
   83          11.76            11.71            11.71             11.71            11.71            11.71             11.71
   84          11.39            11.33            11.33             11.33            11.33            11.33             11.33
   85          11.41            11.33            11.33             11.33            11.33            11.33             11.33
   86          11.80            11.71            11.71             11.71            11.71            11.71             11.71
   87          11.44            11.33            11.33             11.33            11.33            11.33             11.33
   88          11.84            11.70            11.70             11.70            11.70            11.70             11.70
   89          11.47            11.33            11.33             11.33            11.33            11.33             11.33
   90          11.49            11.32            11.32             11.32            11.32            11.32             11.32
   91          12.74            12.54            12.54             12.54            12.54            12.54             12.54
   92          11.53            11.32            11.32             11.32            11.32            11.32             11.32
   93          11.94            11.70            11.70             11.70            11.70            11.70             11.70
   94          11.57            11.32            11.32             11.32            11.32            11.32             11.32
   95          11.98            11.70            11.70             11.70            11.70            11.70             11.70
   96          11.61            11.32            11.32             11.32            11.32            11.32             11.32
   97          11.63            11.32            11.32             11.32            11.32            11.32             11.32
   98          12.04            11.70            11.70             11.70            11.70            11.70             11.70
   99          11.68            11.32            11.32             11.32            11.32            11.32             11.32
   100         12.09            11.69            11.69             11.69            11.69            11.69             11.69
   101         11.73            11.32            11.32             11.32            11.32            11.32             11.32
   102         11.75            11.32            11.32             11.32            11.32            11.32             11.32
   103         12.59            12.10            12.10             12.10            12.10            12.10             12.10
   104         11.80            11.31            11.31             11.31            11.31            11.31             11.31
   105         12.22            11.69            11.69             11.69            11.69            11.69             11.69
   106         11.86            11.31            11.31             11.31            11.31            11.31               -
   107         12.28            11.69            11.69             11.69            11.69            11.69               -
   108         11.91            11.31            11.31             11.31            11.31            11.31               -
   109         11.94            11.31            11.31             11.31            11.31            11.31               -
   110         12.37            11.69            11.69             11.69            11.69            11.69               -

--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month, 6 month LIBOR, and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                    Page 18

                           Schedule of Available Funds and
               Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
  ------     -----------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
   111         12.01            11.31            11.31             11.31            11.31            11.31               -
   112         12.44            11.69            11.69             11.69            11.69            11.69               -
   113         12.07            11.31            11.31             11.31            11.31            11.31               -
   114         12.11            11.31            11.31             11.31            11.31            11.31               -
   115         13.44            12.52            12.52             12.52            12.52            12.52               -
   116         12.18            11.31            11.31             11.31            11.31            11.31               -
   117         12.62            11.69            11.69             11.69            11.69            11.69               -
   118         12.25            11.31            11.31             11.31            11.31            11.31               -
   119         12.70            11.68            11.68             11.68            11.68            11.68               -
   120         12.33            11.31            11.31             11.31            11.31            11.31               -
   121         12.37            11.31            11.31             11.31            11.31            11.31               -
   122         12.83            11.68            11.68             11.68            11.68              -                 -
   123         12.45            11.31            11.31             11.31            11.31              -                 -
   124         12.91            11.68            11.68             11.68            11.68              -                 -
   125         12.54            11.31            11.31             11.31            11.31              -                 -
   126         12.59            11.31            11.31             11.31            11.31              -                 -
   127         13.99            12.52            12.52             12.52            12.52              -                 -
   128         12.69            11.30            11.30             11.30            11.30              -                 -
   129         13.16            11.68            11.68             11.68            11.68              -                 -
   130         12.79            11.30            11.30             11.30            11.30              -                 -
   131         13.27            11.68            11.68             11.68            11.68              -                 -
   132         12.89            11.30            11.30             11.30            11.30              -                 -
   133         12.95            11.30            11.30             11.30            11.30              -                 -
   134         13.44            11.68            11.68             11.68              -                -                 -
   135         13.06            11.30            11.30             11.30              -                -                 -
   136         13.56            11.68            11.68             11.68              -                -                 -
   137         13.19            11.30            11.30             11.30              -                -                 -
   138         13.25            11.30            11.30             11.30              -                -                 -
   139         14.74            12.51            12.51             12.51              -                -                 -
   140         13.38            11.30            11.30             11.30              -                -                 -
   141         13.90            11.68            11.68             11.68              -                -                 -
   142         13.52            11.30            11.30             11.30              -                -                 -
   143         14.04            11.68            11.68               -                -                -                 -
   144         13.67            11.30            11.30               -                -                -                 -
   145         13.74            11.30            11.30               -                -                -                 -
   146         14.28            11.68            11.68               -                -                -                 -
   147         13.90            11.31            11.31               -                -                -                 -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month, 6 month LIBOR, and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                    Page 19

                           Schedule of Available Funds and
               Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
  ------     -----------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
   148         14.45            11.68            11.68               -                -                -                 -
   149         14.07            11.31            11.31               -                -                -                 -
   150         14.15            11.31            11.31               -                -                -                 -
   151         15.22            12.09            12.09               -                -                -                 -
   152         14.33            11.31            11.31               -                -                -                 -
   153         14.91            11.68            11.68               -                -                -                 -
   154         14.52            11.31            11.31               -                -                -                 -
   155         15.11            11.68            11.68               -                -                -                 -
   156         14.72            11.31            11.31               -                -                -                 -
   157         14.83            11.31            11.31               -                -                -                 -
   158         15.43            11.69            11.69               -                -                -                 -
   159         15.04            11.31            11.31               -                -                -                 -
   160         15.66            11.69            11.69               -                -                -                 -
   161         15.27            11.31            11.31               -                -                -                 -
   162         15.39            11.31            11.31               -                -                -                 -
   163         17.18            12.52            12.52               -                -                -                 -
   164         15.64            11.31              -                 -                -                -                 -
   165         16.29            11.69              -                 -                -                -                 -
   166         15.90            11.32              -                 -                -                -                 -
   167         16.57            11.69              -                 -                -                -                 -
   168         16.18            11.32              -                 -                -                -                 -
   169         16.32            11.32              -                 -                -                -                 -
   170         17.02            11.70              -                 -                -                -                 -
   171         16.62            11.32              -                 -                -                -                 -
   172         17.33            11.70              -                 -                -                -                 -
   173         16.93            11.32              -                 -                -                -                 -
   174         17.10            11.32              -                 -                -                -                 -
   175         19.12            12.54              -                 -                -                -                 -
   176         17.47            11.33              -                 -                -                -                 -
   177         18.70            11.86              -                 -                -                -                 -
   178         18.57              -                -                 -                -                -                 -
   179         19.53              -                -                 -                -                -                 -
   180         19.25              -                -                 -                -                -                 -
   181         19.62              -                -                 -                -                -                 -
   182         20.68              -                -                 -                -                -                 -
   183         20.43              -                -                 -                -                -                 -
   184         21.57              -                -                 -                -                -                 -

--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month, 6 month LIBOR, and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                    Page 20

                           Schedule of Available Funds and
               Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
  ------     -----------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
   185         21.36              -                -                 -                -                -                 -
   186         21.87              -                -                 -                -                -                 -
   187         24.83              -                -                 -                -                -                 -
   188         23.03              -                -                 -                -                -                 -
   189         24.47              -                -                 -                -                -                 -
   190         24.38              -                -                 -                -                -                 -
   191         25.99              -                -                 -                -                -                 -
   192         25.99              -                -                 -                -                -                 -
   193         26.91              -                -                 -                -                -                 -
   194         28.83              -                -                 -                -                -                 -
   195         28.97              -                -                 -                -                -                 -
   196         31.17              -                -                 -                -                -                 -
   197         31.51              -                -                 -                -                -                 -
   198         33.01              -                -                 -                -                -                 -
   199         37.11              -                -                 -                -                -                 -
   200         36.66              -                -                 -                -                -                 -
   201         40.19              -                -                 -                -                -                 -
   202         41.50              -                -                 -                -                -                 -
   203         46.06              -                -                 -                -                -                 -
   204         48.24              -                -                 -                -                -                 -
   205         52.69              -                -                 -                -                -                 -
   206         60.16              -                -                 -                -                -                 -
   207         65.26              -                -                 -                -                -                 -
   208         77.02              -                -                 -                -                -                 -
   209         87.28              -                -                 -                -                -                 -
   210         105.90             -                -                 -                -                -                 -
   211         150.21             -                -                 -                -                -                 -
   212         190.85             -                -                 -                -                -                 -
   213         339.00             -                -                 -                -                -                 -
   214           *                -                -                 -                -                -                 -
   215           -                -                -                 -                -                -                 -
   216           -                -                -                 -                -                -                 -

* In Period 214 the A-2 Class has a balance of $29,382 and is paid $86,797 in interest

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity
assuming 100% PPC, no losses and a 1 month, 6 month LIBOR, and 1 Year CMT rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective
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                                    Page 21

MORGAN STANLEY

MSAC 2003-HE2
All records


Selection Criteria: All records
Table of Contents

1. Summary Statistics
2. Originators
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Range of Stated Original Terms (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term



1. Summary Statistics

Number of Mortgage Loans: 4,661
Aggregate Principal Balance ($): 636,934,155
Weighted Average Current Mortgage Rate (%): 8.013
Non-Zero Weighted Average Margin (%): 6.371
Non-Zero Weighted Average Maximum Rate (%): 14.291
Weighted Average Stated Original Term (months): 348
Weighted Average Stated Remaining Term (months): 344
Weighted Average Original LTV (%): 77.91
% First Liens: 100.00
% Owner Occupied: 95.80
% Purchase: 28.44
% Full Doc: 67.89
Non-Zero Weighted Average Credit Score: 605



2. Originators

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Originators                                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO                                                        2,278   284,052,242       44.60      8.478         338      75.46
AAMES                                                              1,820   262,122,970       41.15      7.706         351      78.82
ACCREDITED                                                           563    90,758,942       14.25      7.443         345      82.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------



3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                       11       753,000        0.12      7.945         118      69.17
Fixed - 15 Year                                                      208    18,617,531        2.92      7.520         177      70.66
Fixed - 20 Year                                                       34     3,449,793        0.54      7.312         238      77.42
Fixed - 25 Year                                                        6       798,533        0.13      7.688         297      81.59
Fixed - 30 Year                                                      972   125,895,714       19.77      7.687         357      76.02
Balloon - 15/30                                                      145    20,925,128        3.29      7.331         176      76.33
Balloon - 15/20                                                        1        90,788        0.01      8.000         177      83.18
Balloon - 25/30                                                        3       355,375        0.06      8.010         298      83.35
ARM - 6 Month                                                          2       741,743        0.12      6.369         338      83.67
ARM - 2 Year/6Month                                                2,712   380,949,246       59.81      8.222         356      78.34
ARM - 3 Year/6 Month                                                 556    82,533,798       12.96      7.899         357      80.82
ARM - 5 Year/6 Month                                                   8     1,191,483        0.19      7.184         358      82.85
ARM - 1 Year                                                           3       632,021        0.10      6.450         355      66.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------



4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Interest Rates (%)                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                                        105    22,594,239        3.55      5.742         327      73.67
6.000 - 6.999                                                        810   153,645,479       24.12      6.653         339      77.12
7.000 - 7.999                                                      1,303   197,813,516       31.06      7.570         344      79.13
8.000 - 8.999                                                      1,064   129,529,083       20.34      8.544         348      78.88
9.000 - 9.999                                                        710    74,876,228       11.76      9.547         350      77.88
10.000 - 10.999                                                      438    39,630,951        6.22     10.471         350      74.5
11.000 - 11.999                                                      198    16,629,556        2.61     11.463         353      77.39
12.000 - 12.999                                                       33     2,215,103        0.35     12.274         355      75.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.150
Maximum: 12.875
Weighted Average: 8.013



5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Cut-off Date Principal Balances ($)                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                            47     1,010,753        0.16      9.852         304      64.87
25,001 - 50,000                                                      368    15,003,862        2.36      9.551         326      71.67
50,001 - 75,000                                                      764    48,334,748        7.59      8.967         334      76.05
75,001 - 100,000                                                     771    67,600,340       10.61      8.613         341      77.11
100,001 - 125,000                                                    654    73,466,374       11.53      8.371         343      78.74
125,001 - 150,000                                                    496    67,969,771       10.67      8.192         347      77.33
150,001 - 175,000                                                    382    61,890,302        9.72      7.843         345      78.36
175,001 - 200,000                                                    314    58,787,700        9.23      7.802         348      78.15
200,001 - 225,000                                                    213    45,167,729        7.09      7.717         343      78.72
225,001 - 250,000                                                    183    43,628,481        6.85      7.712         348      76.17
250,001 - 275,000                                                    129    33,734,748        5.30      7.681         349      79.26
275,001 - 300,000                                                     96    27,693,058        4.35      7.567         351      79.49
300,001 - 325,000                                                     60    18,732,683        2.94      7.159         351      81.4
325,001 - 350,000                                                     41    13,776,480        2.16      7.071         349      79.07
350,001 - 375,000                                                     42    15,237,222        2.39      6.951         336      78.43
375,001 - 400,000                                                     46    17,890,717        2.81      7.328         345      78.39
400,001 - 425,000                                                     10     4,138,720        0.65      7.391         357      80.47
425,001 - 450,000                                                     11     4,828,894        0.76      6.924         340      77.7
450,001 - 475,000                                                     10     4,620,664        0.73      7.579         357      81.83
475,001 - 500,000                                                     12     5,861,721        0.92      7.115         342      76.37
500,001 - 750,000                                                     11     6,722,114        1.06      7.328         358      81.76
750,001 - 1,000,000                                                    1       837,071        0.13      7.875         356      70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 15,108
Maximum: 837,071
Average: 136,652



6. Range of Stated Original Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Original Terms (months)                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                                                   12       816,038        0.13      7.922         118      69.62
180                                                                  359    39,979,614        6.28      7.432         176      73.65
240                                                                   36     3,674,958        0.58      7.314         238      76.39
300                                                                   11     1,489,441        0.23      7.695         298      79.39
360                                                                4,243   590,974,105       92.78      8.057         357      78.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 348



7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Original Terms (months)                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                             12       816,038        0.13      7.922         118      69.62
169 - 180                                                            359    39,979,614        6.28      7.432         176      73.65
229 - 240                                                             36     3,674,958        0.58      7.314         238      76.39
289 - 300                                                             11     1,489,441        0.23      7.695         298      79.39
337 - 348                                                              5       547,216        0.09     11.514         347      80.48
349 - 360                                                          4,238   590,426,889       92.70      8.054         357      78.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 116
Maximum: 359
Weighted Average: 344



8. Range of Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Original LTV Ratios (%)                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                                               2        95,124        0.01       8.536        149       9.06
10.01 - 15.00                                                          1       199,538        0.03      10.750        355      13.33
15.01 - 20.00                                                          5       323,892        0.05       8.682        319      18.01
20.01 - 25.00                                                          8       735,271        0.12       8.326        285      22.3
25.01 - 30.00                                                         22     1,358,025        0.21       8.358        321      28.31
30.01 - 35.00                                                         26     2,595,428        0.41       8.222        350      32.77
35.01 - 40.00                                                         30     2,490,081        0.39       8.548        325      37.91
40.01 - 45.00                                                         56     5,646,200        0.89       8.130        339      42.62
45.01 - 50.00                                                         57     6,796,392        1.07       7.684        341      48.13
50.01 - 55.00                                                         79    10,215,322        1.60       8.104        335      53.03
55.01 - 60.00                                                        126    15,887,902        2.49       8.113        343      58.24
60.01 - 65.00                                                        304    39,081,424        6.14       8.051        331      63.56
65.01 - 70.00                                                        360    44,849,879        7.04       8.220        338      69.1
70.01 - 75.00                                                        584    80,027,152       12.56       8.130        344      74.16
75.01 - 80.00                                                      1,504   218,062,750       34.24       7.700        346      79.65
80.01 - 85.00                                                        716    94,342,074       14.81       8.412        347      84.49
85.01 - 90.00                                                        480    72,654,007       11.41       7.872        346      89.63
90.01 - 95.00                                                        258    34,819,598        5.47       8.517        355      94.85
95.01 - 100.00                                                        43     6,754,097        1.06       7.824        354      99.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00       8.013        344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 8.39
Maximum: 100.00
Weighted Average: 77.91



9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Margins (%)                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                   1,380   170,885,863       26.83       7.620        311      75.51
3.501 - 4.000                                                         12     2,816,860        0.44       6.582        357      72.1
4.001 - 4.500                                                        175    29,259,220        4.59       6.935        356      75.94
4.501 - 5.000                                                        211    35,603,187        5.59       7.112        356      77.37
5.001 - 5.500                                                        207    35,510,821        5.58       7.178        356      77.39
5.501 - 6.000                                                        515    83,130,789       13.05       7.312        357      79.24
6.001 - 6.500                                                        444    64,844,029       10.18       7.910        357      79.08
6.501 - 7.000                                                        841   113,271,734       17.78       8.446        356      83.35
7.001 - 7.500                                                        258    32,491,948        5.10       9.023        356      75.98
7.501 - 8.000                                                        244    29,613,283        4.65       9.538        356      71.25
8.001 - 8.500                                                        237    25,530,501        4.01      10.374        356      74.66
8.501 - 9.000                                                        122    12,254,506        1.92      11.065        355      82.62
9.001 - 9.500                                                         13     1,344,393        0.21      10.835        355      83.37
9.501 - 10.000                                                         2       377,020        0.06      10.130        356      67.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00       8.013        344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.750
Maximum: 9.950
Non-Zero Weighted Average: 6.371



10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Minimum Mortgage Rates (%)                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                   1,380   170,885,863       26.83      7.620         311      75.51
<=5.000                                                              348    56,590,275        8.88      7.157         356      75.88
5.001 - 5.500                                                        138    21,613,029        3.39      7.297         356      74.89
5.501 - 6.000                                                        170    25,698,617        4.03      7.307         357      78.93
6.001 - 6.500                                                        314    48,175,709        7.56      7.531         357      77.86
6.501 - 7.000                                                        487    74,811,948       11.75      7.783         356      82.06
7.001 - 7.500                                                        435    64,543,025       10.13      8.032         357      78.38
7.501 - 8.000                                                        461    65,971,105       10.36      8.431         356      78.58
8.001 - 8.500                                                        399    47,060,593        7.39      9.282         356      77.83
8.501 - 9.000                                                        292    37,549,518        5.90      9.519         356      82.01
9.001 - 9.500                                                        109    11,731,346        1.84      9.486         357      80.79
9.501 - 10.000                                                        62     6,486,815        1.02      9.772         357      81.91
10.001 -10.500                                                        31     2,934,723        0.46     10.257         352      74.28
10.501 - 11.000                                                       17     1,472,753        0.23     10.715         358      70.24
11.001 - 11.500                                                        6       401,743        0.06     11.305         358      68.38
11.501 - 12.000                                                        8       618,861         0.1     11.727         358      73.96
12.001 - 12.500                                                        4       388,231          06     12.086         358      75.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.750
Maximum: 12.300
Non-Zero Weighted Average: 7.042



11. Range of Maximum Loan Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Maximum Loan Rates (%)                                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                   1,380   170,885,863       26.83       7.620        311      75.51
<= 12.500                                                            190    39,387,924        6.18       6.155        357      77.44
12.501 - 13.000                                                      278    53,897,348        8.46       6.833        356      77.93
13.001 - 13.500                                                      342    57,772,883        9.07       7.214        357      79.19
13.501 - 14.000                                                      479    76,307,607       11.98       7.624        357      79.33
14.001 - 14.500                                                      416    58,553,262        9.19       8.063        357      79.66
14.501 - 15.000                                                      421    58,549,254        9.19       8.566        357      81.06
15.001 - 15.500                                                      293    33,327,203        5.23       9.166        356      78.41
15.501 - 16.000                                                      311    36,427,276        5.72       9.705        356      78.9
16.001 - 16.500                                                      223    22,030,746        3.46      10.269        355      75.47
16.501 - 17.000                                                      139    13,927,147        2.19      10.741        355      75.12
17.001 - 17.500                                                      100     8,754,237        1.37      11.303        355      76.78
17.501 - 18.000                                                       63     5,213,004        0.82      11.788        355      79.23
18.001 - 18.500                                                       24     1,694,899        0.27      12.229        356      77.91
18.501 - 19.000                                                        2       205,501        0.03      12.743        348      77.1
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00       8.013        344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 10.990
Maximum: 18.875
Non-Zero Weighted Average: 14.291



12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Initial Periodic Cap (%)                                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                   1,380   170,885,863       26.83      7.620         311      75.51
   1                                                                   4     1,314,015        0.21      6.564         346      85.66
 1.5                                                                 359    64,369,822       10.11      7.457         357      83.77
   2                                                                   3       632,021        0.10      6.450         355      66.95
   3                                                               2,909   399,113,222       62.66      8.279         356      77.98
   5                                                                   6       619,212        0.10      7.524         358      77.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.788



13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Subsequent Periodic Cap (%)                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                   1,380   170,885,863       26.83      7.620         311      75.51
   1                                                               2,919   401,046,449       62.97      8.272         356      78.01
 1.5                                                                 359    64,369,822       10.11      7.457         357      83.77
   2                                                                   3       632,021        0.10      6.450         355      66.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 2.000
Non-Zero Weighted Average: 1.070



14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Next Rate Adjustment Dates                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                                         1,380   170,885,863       26.83       7.620        311      75.51
Dec-03                                                                 2       741,743        0.12       6.369        338      83.67
Feb-04                                                                 1       197,578        0.03       6.950        354      75
Mar-04                                                                 1        54,382        0.01       8.125        355      65
Apr-04                                                                 2       477,345        0.07       7.361        354      67.52
May-04                                                                 1        50,194        0.01      11.750        345      72.86
Aug-04                                                                 2       344,739        0.05      10.958        348      81.19
Sep-04                                                                 4       333,012        0.05      10.077        349      75.82
Oct-04                                                                 3       122,705        0.02      11.786        350      74.1
Nov-04                                                                11     1,439,576        0.23      10.166        351      71.22
Dec-04                                                                 7       774,824        0.12       9.791        352      77.66
Jan-05                                                                 8       677,425        0.11       9.598        353      71.59
Feb-05                                                                69     8,219,983        1.29       9.760        354      73.68
Mar-05                                                               349    38,509,078        6.05       9.792        355      73.73
Apr-05                                                             1,087   147,581,662       23.17       8.358        356      77.86
May-05                                                               204    29,250,944        4.59       7.916        357      79.53
Jun-05                                                               943   150,260,861       23.59       7.624        357      80.03
Jul-05                                                                23     3,286,959        0.52       7.634        359      82.6
Sep-05                                                                 1        98,130        0.02      11.125        349      85
Oct-05                                                                 2       126,190        0.02      10.998        350      84.94
Nov-05                                                                 1       149,501        0.02      11.000        351      75
Dec-05                                                                 2       110,018        0.02      10.150        352      83.3
Jan-06                                                                 4       387,033        0.06       9.499        353      77.4
Feb-06                                                                10       861,252        0.14      10.036        354      82.82
Mar-06                                                                64     6,773,296        1.06       9.603        355      72.89
Apr-06                                                               152    19,894,745        3.12       8.108        356      78.51
May-06                                                                78    12,301,450        1.93       7.782        357      86.15
Jun-06                                                               242    41,832,184        6.57       7.465        358      81.62
May-08                                                                 2       165,248        0.03       9.483        357      75.07
Jun-08                                                                 6     1,026,235        0.16       6.814        358      84.1
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00       8.013        344      77.91
------------------------------------------------------------------------------------------------------------------------------------



15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Geographic Distribution of Mortgaged Properties                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                                           801   163,227,740       25.63      7.440         350      76.9
Florida                                                              511    65,225,079       10.24      7.971         348      79.07
Texas                                                                390    37,834,722        5.94      8.709         339      78.17
New York                                                             161    28,368,980        4.45      7.856         351      74.11
Colorado                                                             128    22,139,106        3.48      7.791         333      78.04
Washington                                                           125    20,155,385        3.16      7.231         336      79.66
New Jersey                                                           107    18,529,037        2.91      8.219         343      72.71
Massachusetts                                                         89    18,060,551        2.84      7.671         352      72.9
Virginia                                                             117    16,615,703        2.61      7.988         336      78.26
Ohio                                                                 179    16,572,083        2.60      8.587         333      80.52
Maryland                                                              95    16,524,376        2.59      7.954         342      79.3
Minnesota                                                            114    15,836,137        2.49      8.497         347      76.56
Illinois                                                             130    15,739,093        2.47      8.161         345      81.04
Michigan                                                             150    15,119,813        2.37      8.613         345      77.34
Arizona                                                              130    14,905,332        2.34      8.005         337      78
Other                                                              1,434   152,081,018       23.88      8.475         341      79.5
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 51



16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Occupancy                                                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                            4,431   610,168,691       95.80      8.004         344      78.13
Investment                                                           194    20,467,525        3.21      8.224         345      73.8
Second Home                                                           36     6,297,940        0.99      8.144         346      69.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------



17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Property Type                                                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                            4,097   554,723,859       87.09      8.038         344      77.91
Condominium                                                          253    33,038,728        5.19      7.839         349      79.71
2-4 Family                                                           178    29,655,321        4.66      7.824         348      74.34
Planned Unit Development                                             103    17,581,405        2.76      7.824         347      81.1
Manufactured Housing                                                  30     1,934,842        0.30      8.485         315      71.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------



18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Loan Purpose                                                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                2,777   376,854,508       59.17      8.120         342      75.81
Purchase                                                           1,304   181,124,562       28.44      7.902         352      82.21
Refinance - Rate Term                                                580    78,955,085       12.40      7.757         336      78.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------



19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Documentation Level                                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                                 3,409   432,431,376       67.89      8.171         345      79.12
Stated Documentation                                               1,132   184,471,392       28.96      7.650         344      74.93
Limited Documentation                                                 84    15,223,453        2.39      7.611         351      81.29
No Documentation                                                      36     4,807,933        0.75      8.945         329      72.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------



20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Credit Score                                                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                                                     1        45,964        0.01     10.600         358      55.42
500 - 524                                                            401    47,439,916        7.45      9.182         354      73.53
525 - 549                                                            806    93,865,552       14.74      9.020         350      74.33
550 - 574                                                            758    95,288,417       14.96      8.636         344      76.36
575 - 599                                                            604    78,427,660       12.31      8.147         345      79.39
600 - 624                                                            602    83,749,133       13.15      7.813         346      80.12
625 - 649                                                            560    85,672,633       13.45      7.418         344      80.73
650 - 674                                                            411    66,822,908       10.49      7.134         341      80.25
675 - 699                                                            217    33,672,710        5.29      7.053         340      79.17
700 - 724                                                            138    24,501,128        3.85      6.835         335      76.76
725 - 749                                                             87    14,842,430        2.33      6.905         330      79.09
750 - 774                                                             51     8,326,738        1.31      6.814         318      76.78
775 - 799                                                             19     3,448,320        0.54      6.452         305      69.21
800 +                                                                  6       830,646        0.13      7.302         357      78.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 815
Non-Zero Weighted Average: 605



21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Prepayment Penalty Term                                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
  0                                                                  683    84,704,624       13.30       8.270        342      76.66
 12                                                                   86    17,142,332        2.69       7.263        351      75.75
 24                                                                2,316   323,280,992       50.76       8.224        356      78.32
 30                                                                    3       432,324        0.07       6.806        358      83.9
 36                                                                1,230   165,764,958       26.03       7.737        337      78.32
 48                                                                    6       949,926        0.15       7.801        347      75.34
 60                                                                  337    44,658,998        7.01       7.304        290      76.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155         100       8.013        344      77.91
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 30



22. Mortgage Insurance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Mortgage Insurance                                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
N                                                                  3,994   557,647,484       87.55      7.867         344      76.53
Y                                                                    667    79,286,670       12.45      9.038         345      87.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             4,661   636,934,155      100.00      8.013         344      77.91
------------------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY

MSAC 2003-HE2
GROUP1


Selection Criteria: 1
Table of Contents

1. Summary Statistics
2. Originators
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Range of Stated Original Terms (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term



1. Summary Statistics

Number of Mortgage Loans: 2,703
Aggregate Principal Balance ($): 376,794,943
Weighted Average Current Mortgage Rate (%): 8.014
Non-Zero Weighted Average Margin (%): 6.346
Non-Zero Weighted Average Maximum Rate (%): 14.244
Weighted Average Stated Original Term (months): 353
Weighted Average Stated Remaining Term (months): 350
Weighted Average Original LTV (%): 77.88
% First Liens: 100.00
% Owner Occupied: 96.58
% Purchase: 31.26
% Full Doc: 66.31
Non-Zero Weighted Average Credit Score: 603



2. Originators

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Originators                                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO                                                        1,336   172,454,103       45.77      8.527         349      76.02
AAMES                                                              1,102   161,155,501       42.77      7.623         352      78.81
ACCREDITED                                                           265    43,185,340       11.46      7.426         348      81.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------



3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                        3       214,084        0.06      7.383         117      66.94
Fixed - 15 Year                                                       67     6,066,742        1.61      7.372         177      71.15
Fixed - 20 Year                                                       16     1,975,588        0.52      6.990         238      76.37
Fixed - 25 Year                                                        2       399,519        0.11      7.233         297      76.4
Fixed - 30 Year                                                      316    40,663,167       10.79      7.410         357      74.67
Balloon - 15/30                                                       42     6,296,747        1.67      7.265         177      76.3
ARM - 6 Month                                                          1        63,037        0.02      7.650         118      75
ARM - 2 Year/6Month                                                1,905   270,481,051       71.78      8.157         356      78.3
ARM - 3 Year/6 Month                                                 349    50,383,048       13.37      7.959         357      79.33
ARM - 1 Year                                                           2       251,960        0.07      7.204         354      72.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------



4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Interest Rates (%)                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                                         39     7,416,680        1.97      5.737         358       77.6
6.000 - 6.999                                                        520    89,679,775       23.80      6.667         343      76.69
7.000 - 7.999                                                        837   126,380,122       33.54      7.544         348      78.75
8.000 - 8.999                                                        575    74,931,956       19.89      8.563         356      79.02
9.000 - 9.999                                                        411    48,177,964       12.79      9.567         355      77.77
10.000 - 10.999                                                      223    22,529,396        5.98     10.423         352      74.5
11.000 - 11.999                                                       94     7,513,836        1.99     11.514         350      77.21
12.000 - 12.999                                                        4       165,213        0.04     12.281         356      65.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.300
Maximum: 12.375
Weighted Average: 8.014



5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Cut-off Date Principal Balances ($)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                            14       281,491        0.07      9.763         327      71.44
25,001 - 50,000                                                      169     6,929,859        1.84      9.493         337      72.23
50,001 - 75,000                                                      377    23,956,870        6.36      8.875         344      75.73
75,001 - 100,000                                                     392    34,315,986        9.11      8.509         345      77.43
100,001 - 125,000                                                    360    40,537,877       10.76      8.341         348      78.11
125,001 - 150,000                                                    276    37,884,197       10.05      8.155         350      76.6
150,001 - 175,000                                                    308    49,974,870       13.26      7.869         352      78.31
175,001 - 200,000                                                    263    49,241,325       13.07      7.767         351      78.23
200,001 - 225,000                                                    179    37,918,503       10.06      7.754         348      78.85
225,001 - 250,000                                                    145    34,605,004        9.18      7.705         351      76.59
250,001 - 275,000                                                    112    29,305,165        7.78      7.672         355      79.46
275,001 - 300,000                                                     81    23,335,053        6.19      7.530         352      80.14
300,001 - 325,000                                                     25     7,735,158        2.05      7.420         357      80.14
350,001 - 375,000                                                      1       374,596        0.10      6.700         358      79
375,001 - 400,000                                                      1       398,991        0.11      6.900         357      71.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 16,522
Maximum: 398,991
Average: 139,399



6. Range of Stated Original Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Original Terms (months)                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
  120                                                                  4       277,121        0.07      7.444         117      68.77
  180                                                                114    12,709,655        3.37      7.354         177      73.68
  240                                                                 17     2,064,287        0.55      7.035         238      74.78
  300                                                                  3       628,271        0.17      7.145         298      71.52
  360                                                              2,565   361,115,610       95.84      8.045         357      78.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 353



7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Remaining Terms (months)                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                              4       277,121        0.07      7.444         117      68.77
169 - 180                                                            114    12,709,655        3.37      7.354         177      73.68
229 - 240                                                             17     2,064,287        0.55      7.035         238      74.78
289 - 300                                                              3       628,271        0.17      7.145         298      71.52
337 - 348                                                              2       132,297        0.04     11.672         347      80.39
349 - 360                                                          2,563   360,983,312       95.80      8.044         357      78.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 116
Maximum: 359
Weighted Average: 350



8. Range of Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Original LTV Ratios (%)                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                                          1       199,538        0.05     10.750         355      13.33
15.01 - 20.00                                                          2       164,596        0.04      8.796         356      18
20.01 - 25.00                                                          2       229,300        0.06      9.280         355      21.01
25.01 - 30.00                                                          9       628,584        0.17      8.367         324      28.24
30.01 - 35.00                                                         14     1,572,921        0.42      8.272         357      32.61
35.01 - 40.00                                                         20     1,530,608        0.41      8.249         337      38.27
40.01 - 45.00                                                         32     3,703,808        0.98      7.971         350      42.7
45.01 - 50.00                                                         24     2,909,459        0.77      7.812         334      47.54
50.01 - 55.00                                                         47     6,020,263        1.60      8.372         347      53.19
55.01 - 60.00                                                         75     9,334,535        2.48      8.341         350      58.18
60.01 - 65.00                                                        186    24,385,694        6.47      8.147         338      63.48
65.01 - 70.00                                                        200    27,370,495        7.26      8.124         346      69.12
70.01 - 75.00                                                        326    45,425,195       12.06      8.257         350      74.19
75.01 - 80.00                                                        913   132,513,670       35.17      7.602         351      79.65
80.01 - 85.00                                                        400    55,150,775       14.64      8.415         352      84.51
85.01 - 90.00                                                        283    42,395,393       11.25      7.957         350      89.77
90.01 - 95.00                                                        160    21,862,469        5.80      8.515         357      94.9
95.01 - 100.00                                                         9     1,397,640        0.37      8.249         357      99.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 13.33
Maximum: 100.00
Weighted Average: 77.88



9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Margins (%)                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     446    55,615,847       14.76      7.373         312      74.51
3.501 - 4.000                                                          6     1,203,240        0.32      6.801         356      73.62
4.001 - 4.500                                                        136    21,924,421        5.82      6.914         356      76.53
4.501 - 5.000                                                        145    22,878,399        6.07      7.161         356      77.28
5.001 - 5.500                                                        152    24,740,173        6.57      7.255         356      76.83
5.501 - 6.000                                                        370    58,010,802       15.40      7.326         357      78.88
6.001 - 6.500                                                        308    41,555,468       11.03      8.021         357      77.47
6.501 - 7.000                                                        618    83,903,058       22.27      8.442         356      82.99
7.001 - 7.500                                                        180    24,008,189        6.37      8.949         356      75.71
7.501 - 8.000                                                        149    20,996,004        5.57      9.424         356      71.58
8.001 - 8.500                                                        131    15,324,771        4.07     10.176         356      73.58
8.501 - 9.000                                                         54     5,778,536        1.53     10.831         355      84.06
9.001 - 9.500                                                          7       773,614        0.21     10.190         356      83.95
9.501 - 10.000                                                         1        82,422        0.02      9.700         358      75
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.750
Maximum: 9.950
Non-Zero Weighted Average: 6.346



10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Minimum Mortgage Rates (%)                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     446    55,615,847       14.76      7.373         312      74.51
<=5.000                                                              250    38,812,132       10.30      7.171         356      76.41
5.001 - 5.500                                                        106    16,018,247        4.25      7.340         356      76.1
5.501 - 6.000                                                        128    18,959,242        5.03      7.381         357      78.28
6.001 - 6.500                                                        223    32,173,882        8.54      7.687         357      76.57
6.501 - 7.000                                                        359    54,029,586       14.34      7.860         357      81.48
7.001 - 7.500                                                        306    45,206,044       12.00      8.070         357      77.8
7.501 - 8.000                                                        296    44,611,820       11.84      8.386         356      77.97
8.001 - 8.500                                                        243    30,573,066        8.11      9.113         356      77.32
8.501 - 9.000                                                        204    25,665,539        6.81      9.222         356      81.88
9.001 - 9.500                                                         65     7,600,877        2.02      9.405         358      80.84
9.501 - 10.000                                                        45     4,543,690        1.21      9.800         357      80.86
10.001 -10.500                                                        21     2,047,226        0.54     10.256         350      74.14
10.501 - 11.000                                                        4       330,174        0.09     10.625         358      73.79
11.001 - 11.500                                                        2       138,958        0.04     11.374         358      77
11.501 - 12.000                                                        5       468,613        0.12     11.655         358      73.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.750
Maximum: 11.800
Non-Zero Weighted Average: 7.005



11. Range of Maximum Loan Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Maximum Loan Rates (%)                                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     446    55,615,847       14.76      7.373         312      74.51
<= 12.500                                                            131    24,745,576        6.57      6.135         357      77.27
12.501 - 13.000                                                      207    37,295,876        9.90      6.825         356      77.41
13.001 - 13.500                                                      244    40,192,179       10.67      7.254         357      79.17
13.501 - 14.000                                                      346    55,178,907       14.64      7.643         357      79.2
14.001 - 14.500                                                      285    39,405,681       10.46      8.126         357      78.45
14.501 - 15.000                                                      359    45,778,974       12.15      8.628         356      80.34
15.001 - 15.500                                                      199    24,773,575        6.57      9.168         356      78.02
15.501 - 16.000                                                      221    26,858,363        7.13      9.726         355      78.04
16.001 - 16.500                                                      141    15,275,511        4.05     10.265         355      75.37
16.501 - 17.000                                                       61     6,382,275        1.69     10.707         355      75.44
17.001 - 17.500                                                       26     2,160,246        0.57     11.424         355      79.95
17.501 - 18.000                                                       37     3,131,932        0.83     11.713         355      77.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 11.300
Maximum: 17.875
Non-Zero Weighted Average: 14.244



12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Initial Periodic Cap (%)                                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     446    55,615,847       14.76      7.373         312      74.51
   1                                                                   1        63,037        0.02      7.650         118      75
 1.5                                                                 231    38,300,736       10.16      7.470         357      82.42
   2                                                                   2       251,960        0.07      7.204         354      72.84
   3                                                               2,023   282,563,363       74.99      8.215         356      77.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.820



13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Subsequent Periodic Cap (%)                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     446    55,615,847       14.76      7.373         312      74.51
    1                                                              2,024   282,626,400       75.01      8.215         356      77.93
  1.5                                                                231    38,300,736       10.16      7.470         357      82.42
    2                                                                  2       251,960        0.07      7.204         354      72.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 2.000
Non-Zero Weighted Average: 1.060



14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Next Rate Adjustment Dates                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                                           446    55,615,847       14.76      7.373         312      74.51
Dec-03                                                                 1        63,037        0.02      7.650         118      75
Feb-04                                                                 1       197,578        0.05      6.950         354      75
Mar-04                                                                 1        54,382        0.01      8.125         355      65
May-04                                                                 1        50,194        0.01     11.750         345      72.86
Aug-04                                                                 1        82,103        0.02     11.625         348      85
Sep-04                                                                 2       146,280        0.04     10.610         349      78.65
Oct-04                                                                 1        48,592        0.01     11.625         350      75
Nov-04                                                                 9     1,299,922        0.34      9.920         351      70.99
Dec-04                                                                 3       298,625        0.08      9.206         352      75.23
Jan-05                                                                 5       477,277        0.13      9.544         353      77.06
Feb-05                                                                46     5,964,266        1.58      9.401         354      73.25
Mar-05                                                               232    28,347,205        7.52      9.516         355      73.39
Apr-05                                                               766   106,205,741       28.19      8.258         356      78.14
May-05                                                               143    20,511,810        5.44      7.892         357      78.83
Jun-05                                                               678   104,454,967       27.72      7.633         357      79.95
Jul-05                                                                18     2,594,068        0.69      7.864         359      83.95
Oct-05                                                                 1        50,021        0.01     11.375         350      84.86
Nov-05                                                                 1       149,501        0.04     11.000         351      75
Jan-06                                                                 2       261,000        0.07      8.964         353      80.16
Feb-06                                                                 5       530,341        0.14      9.997         354      90.48
Mar-06                                                                42     5,009,744        1.33      9.403         355      71.63
Apr-06                                                                91    12,163,410        3.23      8.300         356      77.03
May-06                                                                44     6,691,541        1.78      7.788         357      81.15
Jun-06                                                               163    25,527,490        6.77      7.481         358      81.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------



15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Geographic Distribution of Mortgaged Properties                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                                           520    97,840,952       25.97      7.532         353      76.41
Florida                                                              300    38,905,786       10.33      7.962         348      79.2
Texas                                                                188    19,263,973        5.11      8.559         344      79.15
New York                                                              93    16,063,523        4.26      7.994         353      74.61
Colorado                                                              85    14,649,307        3.89      7.812         342      78.07
New Jersey                                                            81    13,809,671        3.67      8.198         344      71.96
Washington                                                            83    12,848,803        3.41      7.198         357      79.39
Virginia                                                              75    10,588,713        2.81      8.070         352      78.9
Massachusetts                                                         57    10,564,624        2.80      8.001         352      72.11
Minnesota                                                             72    10,075,138        2.67      8.311         348      76.69
Maryland                                                              58     9,971,979        2.65      7.914         349      79.84
Arizona                                                               86     9,698,199        2.57      8.171         347      78.46
Illinois                                                              75     9,660,798        2.56      7.950         345      81.14
Ohio                                                                  85     8,357,372        2.22      8.641         355      80.13
Michigan                                                              80     8,258,097        2.19      8.282         348      77.37
Other                                                                765    86,238,008       22.89      8.468         349      79.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 51



16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Occupancy                                                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                            2,589   363,918,858       96.58      8.007         350      78.1
Investment                                                            94     9,941,339        2.64      8.232         344      73.05
Second Home                                                           20     2,934,747        0.78      8.210         356      66.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------



17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Property Type                                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                            2,357   326,248,813       86.59      8.039         349      77.95
Condominium                                                          154    20,218,749        5.37      7.969         356      80.43
2-4 Family                                                           118    19,692,780        5.23      7.811         350      72.93
Planned Unit Development                                              62     9,899,242        2.63      7.683         355      80.5
Manufactured Housing                                                  12       735,358        0.20      8.282         356      72.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------



18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Loan Purpose                                                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                1,556   218,510,056       57.99      8.119         349      75.44
Purchase                                                             843   117,771,779       31.26      7.912         353      81.97
Refinance - Rate Term                                                304    40,513,108       10.75      7.747         345      79.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------



19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Documentation Level                                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                                 1,910   249,859,733       66.31      8.169         350      79.1
Stated Documentation                                                 723   115,769,669       30.72      7.679         350      75.05
Limited Documentation                                                 47     7,944,394        2.11      7.582         349      82.9
No Documentation                                                      23     3,221,147        0.85      9.156         351      72.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------



20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Credit Score                                                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                                            451    56,936,354       15.11      8.901         353      73.88
550 - 574                                                            463    60,799,209       16.14      8.572         352      76.58
575 - 599                                                            352    48,138,455       12.78      8.113         352      78.99
600 - 624                                                            360    51,577,397       13.69      7.817         349      80.12
625 - 649                                                            331    49,205,896       13.06      7.438         347      80.65
650 - 674                                                            230    36,157,250        9.60      7.155         348      80.35
675 - 699                                                            129    18,837,009        5.00      7.118         347      78.71
700 - 724                                                             72    11,295,009        3.00      6.968         345      78.65
725 - 749                                                             52     8,732,467        2.32      6.977         330      79.32
750 - 774                                                             35     5,288,559        1.40      7.072         333      78.4
775 - 799                                                              9     1,486,047        0.39      6.990         343      77.39
800 +                                                                  4       670,902        0.18      7.316         357      78.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 603



21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Prepayment Penalty Term                                           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
  0                                                                  334    42,470,931       11.27      8.150         345      76.53
 12                                                                   43     7,893,754        2.09      7.208         352      76.42
 24                                                                1,653   233,944,080       62.09      8.164         356      78.28
 30                                                                    2       262,663        0.07      7.326         357      80
 36                                                                  671    92,223,514       24.48      7.642         336      77.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27



22. Mortgage Insurance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Mortgage Insurance                                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
N                                                                  2,303   325,286,738       86.33      7.863         349      76.32
Y                                                                    400    51,508,205       13.67      8.968         353      87.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,703   376,794,943      100.00      8.014         350      77.88
------------------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY

MSAC 2003-HE2
GROUP2


Selection Criteria: 2
Table of Contents

1. Summary Statistics
2. Originators
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Range of Stated Original Terms (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Prioerties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term



1. Summary Statistics

Number of Mortgage Loans: 1,958
Aggregate Principal Balance ($): 260,139,211
Weighted Average Current Mortgage Rate (%): 8.011
Non-Zero Weighted Average Margin (%): 6.426
Non-Zero Weighted Average Maximum Rate (%): 14.394
Weighted Average Stated Original Term (months): 340
Weighted Average Stated Remaining Term (months): 337
Weighted Average Original LTV (%): 77.96
% First Liens: 100.00
% Owner Occupied: 94.66
% Purchase: 24.35
% Full Doc: 70.18
Non-Zero Weighted Average Credit Score: 609



2. Originators

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Originators                                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO                                                          942   111,598,140       42.90      8.402         322      74.59
AAMES                                                                718   100,967,469       38.81      7.838         350      78.82
ACCREDITED                                                           298    47,573,602       18.29      7.458         342      84.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------



3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                        8       538,917        0.21      8.168         118      70.06
Fixed - 15 Year                                                      141    12,550,789        4.82      7.591         176      70.42
Fixed - 20 Year                                                       18     1,474,205        0.57      7.743         238      78.83
Fixed - 25 Year                                                        4       399,014        0.15      8.144         298      86.78
Fixed - 30 Year                                                      656    85,232,547       32.76      7.820         357      76.66
Balloon - 15/30                                                      103    14,628,380        5.62      7.360         176      76.34
Balloon - 15/20                                                        1        90,788        0.03      8.000         177      83.18
Balloon - 25/30                                                        3       355,375        0.14      8.010         298      83.35
ARM - 6 Month                                                          1       678,706        0.26      6.250         358      84.47
ARM - 2 Year/6Month                                                  807   110,468,195       42.47      8.381         357      78.44
ARM - 3 Year/6 Month                                                 207    32,150,750       12.36      7.804         357      83.17
ARM - 5 Year/6 Month                                                   8     1,191,483        0.46      7.184         358      82.85
ARM - 1 Year                                                           1       380,061        0.15      5.950         356      63.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------



4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Interest Rates (%)                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                                         66    15,177,559        5.83      5.745         312      71.75
6.000 - 6.999                                                        290    63,965,704       24.59      6.633         334      77.73
7.000 - 7.999                                                        466    71,433,394       27.46      7.616         337      79.79
8.000 - 8.999                                                        489    54,597,126       20.99      8.518         336      78.7
9.000 - 9.999                                                        299    26,698,264       10.26      9.511         342      78.07
10.000 - 10.999                                                      215    17,101,555        6.57     10.533         347      74.49
11.000 - 11.999                                                      104     9,115,719        3.50     11.421         355      77.53
12.000 - 12.999                                                       29     2,049,890        0.79     12.274         355      76.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.150
Maximum: 12.875
Weighted Average: 8.011



5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Cut-off Date Principal Balances ($)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                            33       729,262        0.28      9.887         295      62.34
25,001 - 50,000                                                      199     8,074,003        3.10      9.601         316      71.19
50,001 - 75,000                                                      387    24,377,879        9.37      9.057         325      76.35
75,001 - 100,000                                                     379    33,284,355       12.79      8.720         338      76.77
100,001 - 125,000                                                    294    32,928,497       12.66      8.408         337      79.52
125,001 - 150,000                                                    220    30,085,574       11.57      8.238         343      78.25
150,001 - 175,000                                                     74    11,915,432        4.58      7.736         312      78.57
175,001 - 200,000                                                     51     9,546,375        3.67      7.986         334      77.74
200,001 - 225,000                                                     34     7,249,227        2.79      7.523         319      78.06
225,001 - 250,000                                                     38     9,023,477        3.47      7.742         333      74.56
250,001 - 275,000                                                     17     4,429,583        1.70      7.741         303      77.97
275,001 - 300,000                                                     15     4,358,005        1.68      7.768         345      76.04
300,001 - 325,000                                                     35    10,997,525        4.23      6.975         347      82.29
325,001 - 350,000                                                     41    13,776,480        5.30      7.071         349      79.07
350,001 - 375,000                                                     41    14,862,627        5.71      6.958         336      78.42
375,001 - 400,000                                                     45    17,491,726        6.72      7.338         345      78.55
400,001 - 425,000                                                     10     4,138,720        1.59      7.391         357      80.47
425,001 - 450,000                                                     11     4,828,894        1.86      6.924         340      77.7
450,001 - 475,000                                                     10     4,620,664        1.78      7.579         357      81.83
475,001 - 500,000                                                     12     5,861,721        2.25      7.115         342      76.37
500,001 - 750,000                                                     11     6,722,114        2.58      7.328         358      81.76
750,001 - 1,000,000                                                    1       837,071        0.32      7.875         356      70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 15,108
Maximum: 837,071
Average: 132,860



6. Range of Stated Original Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Original Terms (months)                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
   120                                                                 8       538,917        0.21      8.168         118      70.06
   180                                                               245    27,269,958       10.48      7.468         176      73.64
   240                                                                19     1,610,671        0.62      7.672         238      78.46
   300                                                                 8       861,171        0.33      8.096         298      85.14
   360                                                             1,678   229,858,495       88.36      8.077         357      78.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 340



7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Remaining Terms (months)                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                              8       538,917        0.21      8.168         118      70.06
169 - 180                                                            245    27,269,958       10.48      7.468         176      73.64
229 - 240                                                             19     1,610,671        0.62      7.672         238      78.46
289 - 300                                                              8       861,171        0.33      8.096         298      85.14
337 - 348                                                              3       414,919        0.16     11.464         347      80.51
349 - 360                                                          1,675   229,443,576       88.20      8.071         357      78.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 118
Maximum: 359
Weighted Average: 337



8. Range of Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Original LTV Ratios (%)                                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                                               2        95,124        0.04      8.536         149       9.06
15.01 - 20.00                                                          3       159,296        0.06      8.564         281      18.02
20.01 - 25.00                                                          6       505,971        0.19      7.893         253      22.88
25.01 - 30.00                                                         13       729,441        0.28      8.349         319      28.37
30.01 - 35.00                                                         12     1,022,507        0.39      8.144         339      33.03
35.01 - 40.00                                                         10       959,473        0.37      9.024         306      37.34
40.01 - 45.00                                                         24     1,942,393        0.75      8.434         319      42.45
45.01 - 50.00                                                         33     3,886,932        1.49      7.587         347      48.58
50.01 - 55.00                                                         32     4,195,059        1.61      7.719         317      52.8
55.01 - 60.00                                                         51     6,553,367        2.52      7.787         332      58.34
60.01 - 65.00                                                        118    14,695,729        5.65      7.893         319      63.71
65.01 - 70.00                                                        160    17,479,384        6.72      8.371         325      69.06
70.01 - 75.00                                                        258    34,601,957       13.30      7.965         336      74.11
75.01 - 80.00                                                        591    85,549,081       32.89      7.851         339      79.64
80.01 - 85.00                                                        316    39,191,299       15.07      8.408         340      84.45
85.01 - 90.00                                                        197    30,258,614       11.63      7.753         341      89.45
90.01 - 95.00                                                         98    12,957,128        4.98      8.522         351      94.77
95.01 - 100.00                                                        34     5,356,457        2.06      7.713         353      99.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 8.39
Maximum: 100.00
Weighted Average: 77.96



9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Margins (%)                                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     934   115,270,016       44.31      7.739         311      76
3.501 - 4.000                                                          6     1,613,620        0.62      6.419         357      70.97
4.001 - 4.500                                                         39     7,334,800        2.82      6.999         356      74.16
4.501 - 5.000                                                         66    12,724,788        4.89      7.024         356      77.54
5.001 - 5.500                                                         55    10,770,648        4.14      7.000         357      78.67
5.501 - 6.000                                                        145    25,119,987        9.66      7.278         358      80.06
6.001 - 6.500                                                        136    23,288,561        8.95      7.711         357      81.94
6.501 - 7.000                                                        223    29,368,676       11.29      8.459         357      84.37
7.001 - 7.500                                                         78     8,483,759        3.26      9.232         356      76.76
7.501 - 8.000                                                         95     8,617,279        3.31      9.816         356      70.46
8.001 - 8.500                                                        106    10,205,731        3.92     10.671         356      76.27
8.501 - 9.000                                                         68     6,475,970        2.49     11.274         355      81.33
9.001 - 9.500                                                          6       570,779        0.22     11.710         353      82.57
9.501 - 10.000                                                         1       294,599        0.11     10.250         356      65
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.875
Maximum: 9.680
Non-Zero Weighted Average: 6.426



10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Minimum Mortgage Rates (%)                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     934   115,270,016       44.31      7.739         311      76
<=5.000                                                               98    17,778,143        6.83      7.126         356      74.74
5.001 - 5.500                                                         32     5,594,782        2.15      7.171         356      71.4
5.501 - 6.000                                                         42     6,739,376        2.59      7.099         357      80.75
6.001 - 6.500                                                         91    16,001,827        6.15      7.218         357      80.44
6.501 - 7.000                                                        128    20,782,362        7.99      7.584         356      83.56
7.001 - 7.500                                                        129    19,336,981        7.43      7.944         357      79.71
7.501 - 8.000                                                        165    21,359,284        8.21      8.523         357      79.85
8.001 - 8.500                                                        156    16,487,527        6.34      9.596         356      78.77
8.501 - 9.000                                                         88    11,883,980        4.57     10.159         356      82.29
9.001 - 9.500                                                         44     4,130,470        1.59      9.634         357      80.71
9.501 - 10.000                                                        17     1,943,126        0.75      9.706         358      84.35
10.001 -10.500                                                        10       887,496        0.34     10.261         357      74.58
10.501 - 11.000                                                       13     1,142,579        0.44     10.741         358      69.21
11.001 - 11.500                                                        4       262,785        0.10     11.269         358      63.83
11.501 - 12.000                                                        3       150,247        0.06     11.950         358      74.17
12.001 - 12.500                                                        4       388,231        0.15     12.086         358      75.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.875
Maximum: 12.300
Non-Zero Weighted Average: 7.124



11. Range of Maximum Loan Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Range of Maximum Loan Rates (%)                                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     934   115,270,016       44.31      7.739         311      76
<= 12.500                                                             59    14,642,348        5.63      6.190         357      77.74
12.501 - 13.000                                                       71    16,601,472        6.38      6.850         356      79.08
13.001 - 13.500                                                       98    17,580,704        6.76      7.122         357      79.24
13.501 - 14.000                                                      133    21,128,700        8.12      7.575         357      79.68
14.001 - 14.500                                                      131    19,147,581        7.36      7.935         357      82.13
14.501 - 15.000                                                       62    12,770,280        4.91      8.344         357      83.64
15.001 - 15.500                                                       94     8,553,628        3.29      9.160         357      79.54
15.501 - 16.000                                                       90     9,568,913        3.68      9.645         356      81.32
16.001 - 16.500                                                       82     6,755,235        2.60     10.279         356      75.71
16.501 - 17.000                                                       78     7,544,871        2.90     10.769         355      74.85
17.001 - 17.500                                                       74     6,593,991        2.53     11.263         355      75.74
17.501 - 18.000                                                       26     2,081,072        0.80     11.901         356      81.17
18.001 - 18.500                                                       24     1,694,899        0.65     12.229         356      77.91
18.501 - 19.000                                                        2       205,501        0.08     12.743         348      77.1
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 10.990
Maximum: 18.875
Non-Zero Weighted Average: 14.394



12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Initial Periodic Cap (%)                                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     934   115,270,016       44.31      7.739         311      76
   1                                                                   3     1,250,978        0.48      6.509         358      86.2
 1.5                                                                 128    26,069,086       10.02      7.439         358      85.75
   2                                                                   1       380,061        0.15      5.950         356      63.04
   3                                                                 886   116,549,859       44.80      8.433         356      78.11
   5                                                                   6       619,212        0.24      7.524         358      77.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.719



13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Subsequent Periodic Cap (%)                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                                     934   115,270,016       44.31      7.739         311      76
    1                                                                895   118,420,049       45.52      8.408         356      78.2
  1.5                                                                128    26,069,086       10.02      7.439         358      85.75
    2                                                                  1       380,061        0.15      5.950         356      63.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 2.000
Non-Zero Weighted Average: 1.093



14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Next Rate Adjustment Dates                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                                           934   115,270,016       44.31      7.739         311      76
Dec-03                                                                 1       678,706        0.26      6.250         358      84.47
Apr-04                                                                 2       477,345        0.18      7.361         354      67.52
Aug-04                                                                 1       262,636        0.10     10.750         348      80
Sep-04                                                                 2       186,731        0.07      9.660         349      73.6
Oct-04                                                                 2        74,113        0.03     11.891         350      73.51
Nov-04                                                                 2       139,655        0.05     12.456         351      73.38
Dec-04                                                                 4       476,199        0.18     10.158         352      79.18
Jan-05                                                                 3       200,147        0.08      9.728         353      58.56
Feb-05                                                                23     2,255,717        0.87     10.709         354      74.82
Mar-05                                                               117    10,161,873        3.91     10.560         355      74.69
Apr-05                                                               321    41,375,921       15.91      8.615         356      77.16
May-05                                                                61     8,739,134        3.36      7.974         357      81.17
Jun-05                                                               265    45,805,893       17.61      7.604         358      80.21
Jul-05                                                                 5       692,891        0.27      6.772         359      77.57
Sep-05                                                                 1        98,130        0.04     11.125         349      85
Oct-05                                                                 1        76,169        0.03     10.750         350      85
Dec-05                                                                 2       110,018        0.04     10.150         352      83.3
Jan-06                                                                 2       126,033        0.05     10.608         353      71.69
Feb-06                                                                 5       330,911        0.13     10.098         354      70.55
Mar-06                                                                22     1,763,552        0.68     10.169         355      76.46
Apr-06                                                                61     7,731,335        2.97      7.805         356      80.84
May-06                                                                34     5,609,909        2.16      7.775         357      92.11
Jun-06                                                                79    16,304,694        6.27      7.440         358      82.24
May-08                                                                 2       165,248        0.06      9.483         357      75.07
Jun-08                                                                 6     1,026,235        0.39      6.814         358      84.1
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------



15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Geographic Distribution of Mortgaged Properties                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                                           281    65,386,788       25.14      7.303         346      77.64
Florida                                                              211    26,319,292       10.12      7.984         348      78.88
Texas                                                                202    18,570,749        7.14      8.864         335      77.15
New York                                                              68    12,305,457        4.73      7.677         349      73.45
Ohio                                                                  94     8,214,711        3.16      8.533         311      80.91
Massachusetts                                                         32     7,495,928        2.88      7.204         352      74.02
Colorado                                                              43     7,489,798        2.88      7.750         316      77.99
Washington                                                            42     7,306,581        2.81      7.290         300      80.14
Georgia                                                               54     7,025,389        2.70      7.917         353      78.87
Michigan                                                              70     6,861,716        2.64      9.011         341      77.31
Maryland                                                              37     6,552,397        2.52      8.016         332      78.49
Pennsylvania                                                          68     6,541,555        2.51      8.446         311      76.66
Illinois                                                              55     6,078,296        2.34      8.495         345      80.87
Virginia                                                              42     6,026,990        2.32      7.843         307      77.13
Minnesota                                                             42     5,760,999        2.21      8.821         347      76.35
Other                                                                617    62,202,565       23.91      8.469         330      78.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 50



16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Occupancy                                                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                            1,842   246,249,832       94.66      8.001         336      78.17
Investment                                                           100    10,526,186        4.05      8.216         346      74.51
Second Home                                                           16     3,363,193        1.29      8.087         337      72.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------



17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Property Type                                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                            1,740   228,475,046       87.83      8.036         336      77.86
Condominium                                                           99    12,819,978        4.93      7.634         339      78.56
2-4 Family                                                            60     9,962,541        3.83      7.851         343      77.13
Planned Unit Development                                              41     7,682,163        2.95      8.004         336      81.88
Manufactured Housing                                                  18     1,199,483        0.46      8.610         290      71.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------



18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Loan Purpose                                                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                1,221   158,344,452       60.87      8.120         334      76.32
Purchase                                                             461    63,352,783       24.35      7.884         349      82.67
Refinance - Rate Term                                                276    38,441,977       14.78      7.767         327      76.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------



19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Documentation Level                                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                                 1,499   182,571,643       70.18      8.175         337      79.14
Stated Documentation                                                 409    68,701,723       26.41      7.600         334      74.73
Limited Documentation                                                 37     7,279,059        2.80      7.643         354      79.53
No Documentation                                                      13     1,586,786        0.61      8.517         282      73.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------



20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Credit Score                                                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                                                     1        45,964        0.02     10.600         358      55.42
500 - 524                                                            186    19,769,527        7.60      9.542         351      73.97
525 - 549                                                            355    36,929,198       14.20      9.202         346      75.01
550 - 574                                                            295    34,489,208       13.26      8.748         331      75.98
575 - 599                                                            252    30,289,204       11.64      8.202         335      80.03
600 - 624                                                            242    32,171,735       12.37      7.807         340      80.13
625 - 649                                                            229    36,466,736       14.02      7.390         340      80.82
650 - 674                                                            181    30,665,658       11.79      7.109         334      80.12
675 - 699                                                             88    14,835,701        5.70      6.971         330      79.76
700 - 724                                                             66    13,206,119        5.08      6.722         326      75.14
725 - 749                                                             35     6,109,964        2.35      6.803         329      78.77
750 - 774                                                             16     3,038,179        1.17      6.364         292      73.96
775 - 799                                                             10     1,962,273        0.75      6.045         277      63.02
800 +                                                                  2       159,744        0.06      7.243         356      77.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 815
Non-Zero Weighted Average: 609



21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Prepayment Penalty Term                                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
  0                                                                  349    42,233,693       16.24      8.407         339      76.8
 12                                                                   43     9,248,577        3.56      7.310         351      75.19
 24                                                                  663    89,336,912       34.34      8.382         355      78.43
 30                                                                    1       169,661        0.07      6.000         358      89.95
 36                                                                  559    73,541,444       28.27      7.857         338      79.25
 48                                                                    6       949,926        0.37      7.801         347      75.34
 60                                                                  337    44,658,998       17.17      7.304         290      76.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 35



22. Mortgage Insurance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                                                         Mortgage
                                                                                          Pool by
                                                                            Aggregate    Aggregate   Weighted   Weighted
                                                                 Number      Cut-off      Cut-off    Average     Average    Weighted
                                                                   of         Date         Date       Gross     Remaining   Average
                                                                Mortgage    Principal    Principal   Interest     Term      Original
Mortgage Insurance                                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
------------------------------------------------------------------------------------------------------------------------------------
N                                                                  1,691   232,360,746       89.32      7.872         337      76.82
Y                                                                    267    27,778,465       10.68      9.169         332      87.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,958   260,139,211      100.00      8.011         337      77.96
------------------------------------------------------------------------------------------------------------------------------------